UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2015

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	U.S. TAX-MANAGED EQUITY

■	INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	6

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	7

Investment Process — Global Tax-Managed	19

Portfolio Management Discussions and Performance Summaries — Tax-Managed Funds	20

Schedules of Investments	34

Financial Statements	58

Financial Highlights	62

Notes to the Financial Statements	70

Report of Independent Registered Accounting Firm	91

Other Information	92

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs U.S. Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

Goldman Sachs does not provide legal, tax or accounting advice. Goldman Sachs clients should obtain independent tax advice based on their particular situation.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs International Tax-Managed Equity Fund invests primarily in equity securities investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

Goldman Sachs does not provide legal, tax or accounting advice. Goldman Sachs clients should obtain independent tax advice based on their particular situation.

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2015 (the “Reporting Period”), U.S. equities recorded a modest gain, while international equities posted a small decline. Central bank policy, geopolitical tensions, concerns about China and global economic growth, and a commodity price sell-off were key themes during the Reporting Period.

U.S. Equities

Market expectations of a Federal Reserve (“Fed”) interest rate hike increased during the Reporting Period, as evidence of a U.S. economic and labor market recovery mounted. Meanwhile, monetary policy divergence with the European Central Bank (“ECB”) and the Bank of Japan, which each eased policy during 2015, resulted in relative U.S. dollar strength. This paradoxically hurt U.S. equity performance despite improving domestic economic fundamentals. Also, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled, and the probability of a Greek exit, popularly known in the media as “Grexit,” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which, we believe, further shook market confidence. U.S. equities sold off in the ensuing sharp global equity correction.

After holding the targeted federal funds rate steady in September and October 2015 in light of these external macroeconomic and geopolitical risks, the Fed voted unanimously for a 25 basis point hike in December 2015. (A basis point is 1/100th of a percentage point.) In our opinion, the fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language tends to suggest lower interest rates.)

Oil and commodity prices fell during 2015, as the supply glut took longer than expected to correct and demand concerns arose. West Texas Intermediate (“WTI”) crude oil prices began 2015 at $53 per barrel, already well below 2014 highs of more than $100 per barrel. WTI crude oil prices ended 2015 lower still, at approximately $37 per barrel. The U.S. consumer benefited from savings at the gas pump and consumer spending rose, particularly in areas typically associated with lower gas prices, such as autos and restaurants. However, this did not fully offset the negative impact on the U.S. energy industry and industrials companies.

U.S. equities, as represented by the S&P 500® Index, gained 1.38% during the Reporting Period. Five of the 10 sectors within the S&P 500® Index were up, with the consumer discretionary (+10.13%) and health care (+6.91%) sectors posting the largest gains in absolute terms. The consumer discretionary sector was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. Large-cap stocks, as measured by the Russell 1000® Index, posted modestly positive returns, while mid-cap stocks and small-cap stocks, as measured by the Russell Midcap® Index and Russell 2000® Index, respectively, generated negative returns. Large-cap stocks were most successful relative to small-cap stocks in the consumer discretionary sector. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. Growth outperformed relative to value during the Reporting Period

MARKET REVIEW

primarily due to stronger performance of the growth-oriented information technology sector. (All as measured by the Russell Indexes.)

International Equities

At the beginning of the Reporting Period in January 2015, the ECB implemented historic quantitative easing measures. In contrast, as evidence of a U.S. economic and labor market recovery mounted, market expectations of a Fed interest rate hike increased. The monetary policy divergence resulted in relative U.S. dollar strength, which benefited equity markets in several major developed market regions outside the U.S. but detracted from their returns in U.S. dollar terms.

As mentioned previously, geopolitical tensions intensified in the summer of 2015, as negotiations between Greece and its creditors unraveled and the probability of a “Grexit” from the euro increased. “Grexit” risk subsequently declined with an agreement in July 2015. However, concerns then escalated around China’s economic weakness, exacerbated by a surprise devaluation of its renminbi in August 2015, which, we believe, further shook market confidence. International equities sold off in the ensuing sharp global equity correction.

In the U.S., the Fed tightened its monetary policy during December 2015. In our opinion, the fairly dovish language in the Fed’s announcement, which emphasized “gradual” adjustments to policy going forward, appeared to ease the impact on the markets. Meanwhile, the Bank of Japan announced supplementary support for its quantitative and qualitative easing. The ECB also lowered its deposit rate by 10 basis points and announced an extension of its quantitative easing program at its December 2015 meeting. However, market reaction to the ECB announcement was one of disappointment, as more had been expected.

Oil and commodity prices were “lower for longer” in 2015, with a supply glut that took longer than expected to correct and concerns about demand arose. Brent crude oil prices began 2015 at $57 per barrel, already well below 2014 highs of more than $100 per barrel. Brent crude oil prices ended 2015 lower still, at approximately $37 per barrel

International equities, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the “MSCI EAFE Index”), returned -0.81% in U.S. dollar terms during the Reporting Period. Ten of the 21 countries in the MSCI EAFE Index were down for the Reporting Period, with Singapore (-18.06%), Spain (-16.06%) and Norway (-14.50%) posting the largest losses in absolute terms. The U.K. (-7.55%) was the largest negative contributor on the basis of impact, which takes both weightings and total returns into account.

Four of the 10 sectors in the MSCI EAFE Index were down, with energy (-17.96%) and materials (-16.82%) detracting most from returns. The materials sector was also the largest negative contributor on the basis of impact, which takes both weightings and total returns into account.

Looking Ahead

In the months ahead, we believe less expensive stocks will outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we

MARKET REVIEW

anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.*

*All	sector and country returns quoted herein are based on cumulative total returns.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs

U.S. Equity Dividend and Premium and

Goldman Sachs International Equity Dividend

and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds look for attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds aim to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. There is no guarantee that these objectives will be met. Diversification does not protect an investor from market risk and does not ensure a profit

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 2.08%, 1.26%, 2.49% and 2.34%, respectively. These returns compare to the 1.38% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (the “S&P 500® Index”), during the same period. The Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 0.55%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index contributed positively to the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection overall added value, with the Fund especially benefiting from its bias towards stocks with higher dividend yields. More specifically, positions in the utilities, consumer discretionary and consumer staples sectors added to relative performance. The Fund was overweight relative to the S&P 500® Index in the utilities sector and underweight in the consumer staples and consumer discretionary sectors. Conversely, positions in the telecommunication services, energy and information technology sectors detracted from relative returns. The Fund was overweight compared to the S&P 500® Index in the telecommunication services sector and was underweight in the energy and information technology sectors.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. That said, and as mentioned previously, our call writing contributed positively to performance for the Reporting Period overall.

Overall, call option writing tends to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.74% compared to the realized volatility of the S&P 500® Index of 20.32%. During the Reporting Period, the realized daily volatility of the Fund was 13.61% compared to the realized volatility of the S&P 500® Index of 15.34%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.77% as compared to 2.16% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

PORTFOLIO RESULTS

pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2015, the Standardized 30-Day Subsidized Yield was 2.05% and the Standardized 30-Day Unsubsidized Yield was 1.96%.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P 500® Index, the Fund benefited from overweight positions in packaged food maker Kraft Foods Group, energy provider TECO Energy and property insurance and title and deed company Old Republic International. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500® Index, the Fund was hurt by overweight positions in CenturyLink, a telecommunication services company; Mattel, a toy manufacturer; and Waddell & Reed Financial, an asset management and financial planning firm. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a neutral impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015- December 31, 2015	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	2.08%	1.38%	0.55%
Class C	1.26	1.38	0.55
Institutional	2.49	1.38	0.55
Class IR	2.34	1.38	0.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.51%	8.96%	5.73%	5.75%	8/31/05
Class C	0.24	9.37	5.52	5.52	8/31/05
Institutional	2.49	10.64	6.74	6.74	8/31/05
Class IR	2.34	10.47	N/A	13.15	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.20%
Class C	1.94	1.95
Institutional	0.79	0.80
Class IR	0.94	0.95

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/15[6]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (8/31/05)
Returns Before Taxes*	-3.51%	8.96%	5.73%	5.75%
Returns After Taxes on Distributions**	-4.81	7.62	4.76	4.79
Returns After Taxes on Distributions*** and Sale of Fund Shares	-0.94	7.05	4.60	4.62

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/15[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.4%	Technology Hardware & Equipment
Microsoft Corp.	2.5	Software & Services
Pfizer, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.7	Energy
AT&T, Inc.	1.6	Telecommunication Services
Wells Fargo & Co.	1.6	Banks
General Electric Co.	1.6	Capital Goods
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Amazon.com, Inc.	1.5	Retailing
Facebook, Inc. Class A	1.4	Software & Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2015

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on January 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	2.08%	10.20%	6.33%	6.32%
Including sales charges	-3.51%	8.96%	5.73%	5.75%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	1.26%	9.37%	5.52%	5.52%
Including contingent deferred sales charges	-0.76%	9.37%	5.52%	5.52%

Institutional (Commenced August 31, 2005)	2.49%	10.64%	6.74%	6.74%

Class IR (Commenced August 31, 2010)	2.34%	10.47%	N/A	13.15%

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of -4.80%, -5.59%, -4.42% and -4.69%, respectively. These returns compare to the -0.81% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (Net, USD, Unhedged). The Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned -3.15%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection overall detracted, with the Fund being particularly hurt during the Reporting Period by its bias towards stocks with higher dividend yields. To a lesser extent, its sale of index call options also hampered relative results. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.) More specifically, the Fund’s holdings in the financials, utilities and consumer staples sectors detracted from results. The Fund was underweight relative to the MSCI EAFE Index in the financials and consumer staples sectors and equal weight compared to the MSCI EAFE Index in the utilities sector. On the positive side, the Fund benefited from stock choices in the information technology sector. Relative to the MSCI EAFE Index, the Fund was slightly underweight the information technology sector during the Reporting Period.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. Even though the MSCI EAFE Index declined slightly during the Reporting Period, the Fund’s call writing detracted from performance.

Overall, call option writing tends to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 22.57% compared to the realized volatility of the MSCI EAFE Index of 20.65%. During the Reporting Period, realized daily volatility of the Fund was 14.22% compared to the realized volatility of the MSCI EAFE Index of 13.96%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Shares at the end of the Reporting Period was 4.03% compared to 3.29% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2015, the

[1]	The realized daily volatility of the Fund quoted herein is Institutional Shares, net of fees. Based on GSAM calculations.

PORTFOLIO RESULTS

Standardized 30-Day Subsidized Yield was 2.96% and the Standardized 30-Day Unsubsidized Yield was 2.96%.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from its underweight position in Glencore, an Anglo-Swiss commodity trading and mining company. Its overweights in Japanese mobile phone operator NTT DoCoMo and British house building company Persimmon also added to returns. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hurt by its overweight positions in Spanish banking group Banco Santander, France-based mass retailer Casino Guichard Perrachon and Dutch insurer Delta Lloyd. The Fund held these stocks largely because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a neutral impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015 December 31, 2015	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net, USD, Unhedged)[2]	Barclays Global Aggregate Bond Index (Gross, USD, Unhedged)[3]
Class A	-4.80%	-0.81%	-3.15%
Class C	-5.59	-0.81	-3.15
Institutional	-4.42	-0.81	-3.15
Class IR	-4.69	-0.81	-3.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (Gross, USD, Unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index (Net, USD, Unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-10.08%	-0.27%	-1.65%	1/31/08
Class C	-6.54	0.12	-1.84	1/31/08
Institutional	-4.42	1.31	-0.70	1/31/08
Class IR	-4.69	1.12	3.92	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.35%
Class C	2.10	2.10
Institutional	0.95	0.95
Class IR	1.09	1.09

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/15[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns Before Taxes*	-10.08%	-0.27%	-1.65%
Returns After Taxes on Distributions**	-10.64	-1.08	-2.22
Returns After Taxes on Distributions*** and Sale of Fund Shares	-4.86	0.18	-0.86

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/15[7]
Company	% of Net Assets	Line of Business
HSBC Holdings PLC	2.7%	Banks
GlaxoSmithKline PLC ADR	2.3	Pharmaceuticals, Biotechnology & Life Sciences
Novartis AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Daimler AG (Registered)	1.7	Automobiles & Components
Unilever NV CVA	1.6	Household & Personal Products
Anheuser-Busch InBev NV	1.5	Food, Beverage & Tobacco
Vodafone Group PLC ADR	1.5	Telecommunication Services
Zurich Insurance Group AG	1.5	Insurance
Telefonica SA	1.5	Telecommunication Services
Engie	1.4	Utilities

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2015

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	-4.80%	0.88%	-0.94%
Including sales charges	-10.08%	-0.27%	-1.65%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-5.59%	0.12%	-1.84%
Including contingent deferred sales charges	-6.54%	0.12%	-1.84%

Institutional (Commenced January 31, 2008)	-4.42%	1.31%	-0.70%

Class IR (Commenced August 31, 2010)	-4.69%	1.12%	3.92%

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity Fund and International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while potentially capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S.Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■	Comprehensive

■	Rigorous

■	Objective
■	Extensive

■	Fundamental

■	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.28%, -1.05%, 0.10%, -0.41% and -0.03%, respectively. These returns compare to the 0.48% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with four of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index, largely due to the underperformance of our Valuation investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, our Valuation theme detracted from Fund performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Momentum, Sentiment, Profitability and Quality added to the Fund’s relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Quality theme seeks to assess both firm and management quality.

Our Management theme had a relatively neutral impact on the Fund’s relative results during the Reporting Period. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our stock selection bolstered the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock selection in the energy, industrials and financials sectors added to the Fund’s relative returns during the Reporting Period. The Fund benefited from overweight positions in Valero Energy, Cameron International and Broadcom. We adopted the overweight in petroleum refiner Valero Energy due to our positive views on Momentum and Sentiment. The Fund was overweight Cameron International, a global provider of pressure control, processing, flow control and compression systems, because of our positive views on Sentiment and Quality. The overweight in semiconductor maker Broadcom was the result of our positive views on Sentiment and Profitability.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Stock choices in the information technology, consumer staples and health care sectors detracted from relative returns. The Fund was hampered by overweight positions in semiconductor maker Micron Technology and specialty coffee and coffeemaker company Keurig Green Mountain. We chose to overweight Micron Technology because of our positive views on Sentiment and Valuation. The Fund was overweight Keurig Green Mountain as a result of our positive views on Valuation. An underweight position in online retailer Amazon.com, which was based on our negative views on Valuation and Momentum, also weighed on the Fund’s results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made a number of enhancements to our quantitative model. We made two enhancements to our Sentiment theme. First, we introduced a signal that uses the credit default swap (CDS) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. (CDS spread is the annual cost of protecting against default.) Second, we introduced a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, we believe the option markets typically incorporate information more efficiently than equity markets. Because of the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal.

In addition, we enhanced our Management theme by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective companies. Corporate executives who purchase or sell shares could potentially signal conviction in their company’s stock when these transactions are assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally.

We also expanded the scope of signals within our global linkages theme during the Reporting Period. First, we introduced a signal that analyzes patent data to identify economically linked companies. We analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between the stocks of various industries. Second, we extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. and Europe. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers at multiple levels down the supply chain.

Finally, we introduced a signal to our Profitability theme that analyzes web traffic data of companies that we believe can potentially forecast corporate revenue growth. We analyze this information for approximately 4,000 companies, spanning various sectors.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the financials and energy sectors. It was underweight compared to the Index in the information technology, consumer discretionary, health care, industrials, consumer staples and telecommunication services sectors. The Fund was relatively neutral in the materials and utilities sectors at the end of the Reporting Period.

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	-0.28%	0.48%
Class C	-1.05	0.48
Institutional	0.10	0.48
Service	-0.41	0.48
Class IR	-0.03	0.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.79%	11.95%	5.59%	3.82%	4/3/00
Class C	-2.04	12.37	5.38	3.40	4/3/00
Institutional	0.10	13.67	6.60	4.61	4/3/00
Service	-0.41	13.10	6.06	4.09	4/3/00
Class IR	-0.03	13.52	N/A	16.92	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	1.19%
Class C	1.93	1.94
Institutional	0.78	0.79
Service	1.28	1.29
Class IR	0.93	0.94

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/15[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns Before Taxes*	-5.79%	11.95%	5.59%	3.82%
Returns After Taxes on Distributions**	-5.94	11.73	5.42	3.70
Returns After Taxes on Distributions*** and Sale of Fund Shares	-3.16	9.54	4.48	3.07

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*Returns	Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**Returns	After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***Returns	After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/15[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.9%	Technology Hardware & Equipment
Microsoft Corp.	2.2	Software & Services
Altria Group, Inc.	1.6	Food, Beverage & Tobacco
JPMorgan Chase & Co.	1.6	Banks
Bank of America Corp.	1.5	Banks
CVS Health Corp.	1.5	Food & Staples Retailing
The Home Depot, Inc.	1.5	Retailing
Valero Energy Corp.	1.4	Energy
Amgen, Inc.	1.3	Pharmaceuticals, Biotechnology & Life Sciences
McKesson Corp.	1.3	Health Care Equipment & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2015

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.9% of the Fund’s net assets at December 31, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on January 1, 2006 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2006 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	-0.28%	13.23%	6.18%	4.19%
Including sales charges	-5.79%	11.95%	5.59%	3.82%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-1.05%	12.37%	5.38%	3.40%
Including contingent deferred sales charges	-2.04%	12.37%	5.38%	3.40%

Institutional (Commenced April 3, 2000)	0.10%	13.67%	6.60%	4.61%

Service (Commenced April 3, 2000)	-0.41%	13.10%	6.06%	4.09%

Class IR (Commenced August 31, 2010)	-0.03%	13.52%	N/A	16.92%

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 3.77%, 3.07%, 4.26% and 4.04%, respectively. These returns compare to the -0.81% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with five of our quantitative model’s six investment themes contributing positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our quantitative model’s six investment themes bolstered the Fund’s results. Sentiment, Momentum, Quality, Valuation and Profitability all contributed positively. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Management theme detracted from relative performance. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the

PORTFOLIO RESULTS

entire Europe, Australasia and Far East (“EAFE”) market. During the Reporting Period, security selection added to the Fund’s relative returns.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock picks in the financials, consumer discretionary and industrials sectors contributed positively to the Fund’s relative performance. The Fund benefited from an underweight position in Glencore, an Anglo-Swiss commodity trading and mining company. We chose to underweight Glencore because of our negative views on Momentum and Sentiment. The Fund’s overweights in Australian airline Qantas Airways and Japanese pharmaceutical company Daiichi Sankyo enhanced relative results. The overweight in Qantas Airways was based on our positive views of Sentiment and Momentum, while our positive views on Valuation and Management led us to overweight Daiichi Sankyo.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	On a sector basis, none of the Fund’s investments detracted from relative results. The Fund’s gains were limited by its underweight positions in Novo Nordisk and SAP as well as by an overweight position in K+S. We adopted the underweight in Danish pharmaceutical company Novo Nordisk as a result of our negative views on Valuation and Sentiment. The Fund was underweight German software company SAP due to our negative views on Momentum and Valuation. The overweight in K+S, a Germany-based resources company, was based on our positive views on Valuation and Management.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made a number of enhancements to our quantitative model. Within our Sentiment theme, we introduced a signal in the Europe and Japan investment regions that uses the credit default swap (CDS) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. (CDS spread is the annual cost of protecting against default.)

In addition, we enhanced our Management theme in the Europe and emerging markets investment regions by expanding the scope of an existing signal that looks at managements’ personal transactions in the stock of their respective companies. Corporate executives who purchase or sell shares could potentially signal conviction in their company’s stock when these transactions are assessed under the right circumstances. We obtain and analyze this information through regulatory filings for more than 7,500 companies globally.

We also expanded the scope of signals within our global linkages theme during the Reporting Period. First, we introduced a signal that analyzes patent data to identify economically linked companies. We analyze about 40 million patents from various patent offices for more than 3,000 companies globally to establish the economic linkages between the stocks of various industries. Second, we extended a signal that establishes economic linkages between companies in the automotive supply chain from Japan to the U.S. and Europe. We take a differentiated, region-specific approach and analyze the potential relationships between the stock returns of suppliers and manufacturers multiple levels down the supply chain.

Finally, we introduced a signal to our Profitability theme within the emerging markets and Japan investment regions that analyzes web traffic data of companies that we believe can potentially forecast corporate revenue growth. We analyze this information for approximately 4,000 companies, spanning various sectors.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the industrials, consumer discretionary and health care sectors relative to the Index. It was underweight the financials, materials, telecommunication services and energy sectors. The Fund was relatively neutrally weighted in the consumer staples, information

PORTFOLIO RESULTS

technology and utilities sectors at end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in Japan, France, Spain and Norway. Compared to the Index, it was underweight the U.K., Switzerland and Sweden. The Fund was relatively neutrally weighted relative to the Index in the Netherlands, Germany, Hong Kong, New Zealand, Finland, Portugal, Austria, Belgium, Ireland, Italy, Israel, Denmark, Australia and Singapore at the end of the Reporting Period.

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2015

PERFORMANCE REVIEW
January 1, 2015–December 31, 2015	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net, USD, Unhedged)[2]
Class A	3.77%	-0.81%
Class C	3.07	-0.81
Institutional	4.26	-0.81
Class IR	4.04	-0.81

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-1.92%	2.80%	-0.44%	1/31/08
Class C	2.06	3.19	-0.47	1/31/08
Institutional	4.26	4.39	0.67	1/31/08
Class IR	4.04	4.22	7.25	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.42%
Class C	2.13	2.17
Institutional	0.98	1.02
Class IR	1.13	1.17

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/15[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns Before Taxes*	-1.92%	2.80%	-0.44%
Returns After Taxes on Distributions**	-2.10	2.47	-0.74
Returns After Taxes on Distributions*** and Sale of Fund Shares	-0.79	2.26	-0.23

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/15[6]
Holding	% of Total Net Assets	Line of Business
British American Tobacco PLC	1.4%	Food, Beverage & Tobacco
Allianz SE (Registered)	1.2	Insurance
Deutsche Telekom AG (Registered)	1.1	Telecommunication Services
Reckitt Benckiser Group PLC	1.1	Household & Personal Products
Qantas Airways Ltd.	1.1	Transportation
AXA SA	1.0	Insurance
ING Groep NV CVA	1.0	Banks
National Grid PLC	1.0	Utilities
Imperial Tobacco Group PLC	1.0	Food, Beverage & Tobacco
BNP Paribas SA	1.0	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2015

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at December 31, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2015

The following graph shows the value as of December 31, 2015, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2015.

Average Annual Total Return through December 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	3.77%	3.97%	0.27%
Including sales charges	-1.92%	2.80%	-0.44%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	3.07%	3.19%	-0.47%
Including contingent deferred sales charges	2.06%	3.19%	-0.47%

Institutional (Commenced January 31, 2008)	4.26%	4.39%	0.67%

Class IR (Commenced August 31, 2010)	4.04%	4.22%	7.25%

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 96.2%
Automobiles & Components – 1.3%
908,800	Ford Motor Co.	$12,804,992
257,500	General Motors Co.	8,757,575

		21,562,567

Banks – 6.3%
601,381	Bank of America Corp.	10,121,242
2,000	Bank of Hawaii Corp.	125,800
29,100	Cullen/Frost Bankers, Inc.	1,746,000
5,901	East West Bancorp, Inc.	245,219
93,800	First Niagara Financial Group, Inc.	1,017,730
329,529	JPMorgan Chase & Co.	21,758,800
774,500	New York Community Bancorp, Inc.(a)(b)	12,639,840
158,900	PacWest Bancorp	6,848,590
963,300	People’s United Financial, Inc.(a)	15,557,295
118,100	U.S. Bancorp	5,039,327
475,900	Wells Fargo & Co.(a)	25,869,924

		100,969,767

Capital Goods – 6.1%
45,700	3M Co.	6,884,248
119,800	Caterpillar, Inc.	8,141,608
185,100	Eaton Corp. PLC	9,632,604
135,900	Emerson Electric Co.	6,500,097
811,763	General Electric Co.	25,286,417
46,400	Honeywell International, Inc.	4,805,648
5,300	Joy Global, Inc.	66,833
6,500	KBR, Inc.	109,980
82,251	Lockheed Martin Corp.	17,860,805
68,100	The Boeing Co.	9,846,579
21,600	The Timken Co.	617,544
76,200	United Technologies Corp.	7,320,534

		97,072,897

Commercial & Professional Services – 0.8%
420,400	Covanta Holding Corp.	6,511,996
115,800	KAR Auction Services, Inc.	4,288,074
8,400	ManpowerGroup, Inc.	708,036
117,600	R.R. Donnelley & Sons Co.	1,731,072

		13,239,178

Consumer Durables & Apparel – 1.1%
176,000	Coach, Inc.	5,760,480
133,300	Garmin Ltd.	4,954,761
89,600	Leggett & Platt, Inc.	3,764,992
8,262	Lululemon Athletica, Inc.*	433,507
38,175	Skechers U.S.A., Inc. Class A*	1,153,267
36,600	Tupperware Brands Corp.	2,036,790

		18,103,797

Consumer Services – 2.2%
15,600	Brinker International, Inc.	748,020
5,300	Dunkin’ Brands Group, Inc.	225,727
74,247	International Game Technology PLC	1,201,316
135,400	Las Vegas Sands Corp.	5,935,936
96,600	McDonald’s Corp.	11,412,324
1,300	Service Corp. International	33,826

Common Stocks – (continued)
Consumer Services – (continued)
88,300	Six Flags Entertainment Corp.	$4,851,202
156,197	Starbucks Corp.	9,376,506
104,900	The Wendy’s Co.	1,129,773

		34,914,630

Diversified Financials – 4.8%
31,100	Ameriprise Financial, Inc.	3,309,662
140,500	Artisan Partners Asset Management, Inc. Class A	5,066,430
52,596	Berkshire Hathaway, Inc. Class B*	6,944,776
32,900	BlackRock, Inc.	11,203,108
50,600	Capital One Financial Corp.	3,652,308
99,100	CME Group, Inc.	8,978,460
32,700	Eaton Vance Corp.	1,060,461
102,000	Federated Investors, Inc. Class B	2,922,300
264,200	Invesco Ltd.	8,845,416
160,421	Morgan Stanley	5,102,992
17,100	MSCI, Inc.	1,233,423
349,200	Navient Corp.	3,998,340
2,500	NorthStar Asset Management Group, Inc.	30,350
354,816	Synchrony Financial*	10,789,954
147,300	Waddell & Reed Financial, Inc. Class A	4,221,618

		77,359,598

Energy – 6.0%
57,900	Anadarko Petroleum Corp.	2,812,782
19,500	Antero Resources Corp.*	425,100
26,880	California Resources Corp.	62,630
7,400	Cheniere Energy, Inc.*	275,650
164,700	Chevron Corp.(b)	14,816,412
19,800	Concho Resources, Inc.*	1,838,628
123,800	ConocoPhillips	5,780,222
5,658	Continental Resources, Inc.*	130,021
600	Core Laboratories NV	65,244
22,500	CVR Energy, Inc.	885,375
20,300	Diamondback Energy, Inc.	1,358,070
2,100	Dril-Quip, Inc.*	124,383
1,300	Energen Corp.	53,287
73,400	EOG Resources, Inc.	5,195,986
344,500	Exxon Mobil Corp.	26,853,775
8,900	Golar LNG Ltd.	140,531
52,800	Gulfport Energy Corp.*	1,297,296
113,700	Halliburton Co.	3,870,348
17,900	HollyFrontier Corp.	714,031
176,500	Kinder Morgan, Inc.	2,633,380
24,700	Kosmos Energy Ltd.*	128,440
21,700	Memorial Resource Development Corp.*	350,455
69,300	Occidental Petroleum Corp.	4,685,373
5,600	Oceaneering International, Inc.	210,112
3,700	Patterson-UTI Energy, Inc.	55,796
12,700	PBF Energy, Inc. Class A	467,487
55,002	Phillips 66	4,499,164
42,700	Rice Energy, Inc.*	465,430
16,200	Rowan Companies PLC Class A	274,590

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
145,400	Schlumberger Ltd.	$10,141,650
8,648	SM Energy Co.	170,020
3,800	Targa Resources Corp.	102,828
100	Teekay Corp.	987
99,900	The Williams Companies, Inc.	2,567,430
37,600	Weatherford International PLC*	315,464
36,435	Whiting Petroleum Corp.*	343,946
30,400	World Fuel Services Corp.	1,169,184
22,800	WPX Energy, Inc.*	130,872

		95,412,379

Food & Staples Retailing – 1.9%
73,478	CVS Health Corp.	7,183,944
111,100	Walgreens Boots Alliance, Inc.	9,460,721
215,000	Wal-Mart Stores, Inc.	13,179,500

		29,824,165

Food, Beverage & Tobacco – 4.9%
195,100	Altria Group, Inc.	11,356,771
25,800	Flowers Foods, Inc.	554,442
49,300	General Mills, Inc.	2,842,638
93,600	Kellogg Co.	6,764,472
163,000	PepsiCo, Inc.	16,286,960
165,300	Philip Morris International, Inc.	14,531,523
27,600	Pinnacle Foods, Inc.	1,171,896
395,400	The Coca-Cola Co.	16,986,384
105,900	The Kraft Heinz Co.	7,705,284

		78,200,370

Health Care Equipment & Services – 3.8%
171,941	Abbott Laboratories(a)(b)	7,721,870
12,800	Acadia Healthcare Co., Inc.*	799,488
41,200	Anthem, Inc.	5,744,928
82,700	Cardinal Health, Inc.	7,382,629
1,591	Centene Corp.*	104,704
7,223	DexCom, Inc.*	591,564
2,300	Envision Healthcare Holdings, Inc.*	59,731
244,554	Medtronic PLC	18,811,093
173,500	UnitedHealth Group, Inc.	20,410,540

		61,626,547

Household & Personal Products – 1.8%
27,300	Avon Products, Inc.	110,565
86,100	Kimberly-Clark Corp.	10,960,530
10,400	Nu Skin Enterprises, Inc. Class A	394,056
217,899	The Procter & Gamble Co.	17,303,360

		28,768,511

Insurance – 3.1%
25,569	American Financial Group, Inc.	1,843,013
96,600	American International Group, Inc.	5,986,302
5,700	American National Insurance Co.	582,939
175,400	Arthur J. Gallagher & Co.	7,180,876
191,500	Mercury General Corp.	8,918,155
186,900	MetLife, Inc.	9,010,449
371,501	Old Republic International Corp.	6,921,064
14,043	ProAssurance Corp.	681,507

Common Stocks – (continued)
Insurance – (continued)
93,800	Prudential Financial, Inc.	$7,636,258
1,000	StanCorp Financial Group, Inc.	113,880

		48,874,443

Materials – 2.5%
5,619	Albemarle Corp.	314,720
38,400	Allegheny Technologies, Inc.	432,000
8,200	Compass Minerals International, Inc.	617,214
14,600	Domtar Corp.	539,470
73,500	E.I. du Pont de Nemours & Co.	4,895,100
35,300	Huntsman Corp.	401,361
192,900	International Paper Co.	7,272,330
70,701	LyondellBasell Industries NV Class A	6,143,848
31,400	Packaging Corp. of America	1,979,770
16,900	Royal Gold, Inc.	616,343
13,701	Sonoco Products Co.	559,945
13,100	Steel Dynamics, Inc.	234,097
319,002	The Dow Chemical Co.	16,422,223

		40,428,421

Media – 2.9%
43,200	Cinemark Holdings, Inc.	1,444,176
163,858	Comcast Corp. Class A	9,246,507
58,100	Gannett Co., Inc.	946,449
223,100	Regal Entertainment Group Class A	4,209,897
91,400	The Walt Disney Co.	9,604,312
159,500	Thomson Reuters Corp.	6,037,075
27,833	Time Warner Cable, Inc.	5,165,526
87,000	Time Warner, Inc.	5,626,290
1,900	Viacom, Inc. Class A	83,581
85,900	Viacom, Inc. Class B	3,535,644

		45,899,457

Pharmaceuticals, Biotechnology & Life Sciences – 10.4%
180,485	AbbVie, Inc.(a)	10,691,932
200	Alkermes PLC*	15,876
32,739	Allergan PLC*	10,230,938
9,600	Alnylam Pharmaceuticals, Inc.*	903,744
86,600	Amgen, Inc.	14,057,778
17,212	Biogen, Inc.*	5,272,896
4,982	BioMarin Pharmaceutical, Inc.*	521,914
5,400	Bluebird Bio, Inc.*	346,788
174,100	Bristol-Myers Squibb Co.	11,976,339
64,199	Celgene Corp.*	7,688,472
144,300	Eli Lilly & Co.	12,158,718
162,000	Gilead Sciences, Inc.	16,392,780
15,805	Illumina, Inc.*	3,033,691
10,800	Incyte Corp.*	1,171,260
226	Intercept Pharmaceuticals, Inc.*	33,753
8,500	Intrexon Corp.*	256,275
16,200	Ionis Pharmaceuticals, Inc.*	1,003,266
241,200	Johnson & Johnson	24,776,064
100	Juno Therapeutics, Inc.*	4,397
1,200	Medivation, Inc.*	58,008
333,350	Merck & Co., Inc.	17,607,547
896,000	Pfizer, Inc.(a)	28,922,880

		167,125,316

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trust – 2.4%
23,900	American Campus Communities, Inc.	$988,026
30,500	American Homes 4 Rent	508,130
62,301	American Tower Corp.	6,039,997
3,800	Communications Sales & Leasing, Inc.	71,022
52,300	Crown Castle International Corp.	4,521,335
33,900	Duke Realty Corp.	712,578
55,800	Equity Residential	4,552,722
24,800	Extra Space Storage, Inc.	2,187,608
187,200	General Growth Properties, Inc.	5,093,712
31,101	Healthcare Trust of America, Inc.	838,782
18,800	Kilroy Realty Corp.	1,189,664
1,300	Lamar Advertising Co.	77,974
2,000	Mid-America Apartment Communities, Inc.	181,620
41,200	Omega Healthcare Investors, Inc.	1,441,176
10,200	Paramount Group, Inc.	184,620
5,500	Post Properties, Inc.	325,380
48,401	Simon Property Group, Inc.	9,410,977
28,300	VEREIT, Inc.	224,136

		38,549,459

Retailing – 5.1%
35,200	Amazon.com, Inc.*	23,791,328
64,900	DSW, Inc. Class A	1,548,514
1,300	Foot Locker, Inc.	84,617
7,200	GNC Holdings, Inc. Class A	223,344
102,000	Kohl’s Corp.	4,858,260
56,200	L Brands, Inc.	5,385,084
115,300	Macy’s, Inc.	4,033,194
43,886	Netflix, Inc.*	5,019,680
11,000	Penske Automotive Group, Inc.	465,740
137,000	Target Corp.	9,947,570
146,500	The Home Depot, Inc.	19,374,625
4,965	The Priceline Group, Inc.*	6,330,127
13,100	Williams-Sonoma, Inc.	765,171

		81,827,254

Semiconductors & Semiconductor Equipment – 2.3%
67,900	Analog Devices, Inc.	3,756,228
56,300	Atmel Corp.	484,743
295,700	Cypress Semiconductor Corp.*	2,900,817
460,600	Intel Corp.	15,867,670
102,400	Maxim Integrated Products, Inc.	3,891,200
914	NXP Semiconductors NV*	77,004
681	SunPower Corp.*	20,437
164,849	Texas Instruments, Inc.	9,035,374

		36,033,473

Software & Services – 11.8%
55,200	Accenture PLC Class A	5,768,400
27,890	Alphabet, Inc. Class A*	21,698,699
28,259	Alphabet, Inc. Class C*	21,445,190
126,600	Automatic Data Processing, Inc.(a)(b)	10,725,552
7,100	Broadridge Financial Solutions, Inc.	381,483
321,100	CA, Inc.	9,170,616
1,701	CDK Global, Inc.	80,746
208,600	Facebook, Inc. Class A*	21,832,076
4,200	FireEye, Inc.*	87,108

Common Stocks – (continued)
Software & Services – (continued)
53,100	IAC/InterActiveCorp	$3,188,655
104,500	International Business Machines Corp.	14,381,290
3,900	LinkedIn Corp. Class A*	877,812
719,351	Microsoft Corp.(a)(b)	39,909,594
219,079	Oracle Corp.	8,002,956
4,000	Pandora Media, Inc.*	53,640
324,600	Paychex, Inc.	17,168,094
10,760	ServiceNow, Inc.*	931,386
8,400	Solera Holdings, Inc.	460,572
14,952	Splunk, Inc.*	879,327
1,400	Tableau Software, Inc. Class A*	131,908
836	The Ultimate Software Group, Inc.*	163,446
3,400	Twitter, Inc.*	78,676
142,189	Visa, Inc. Class A	11,026,757
130	Workday, Inc. Class A*	10,358
8,500	Yelp, Inc.*	244,800
9,200	Zillow Group, Inc. Class C*	216,016

		188,915,157

Technology Hardware & Equipment – 5.6%
514,400	Apple, Inc.(a)(b)	54,145,744
447,348	Cisco Systems, Inc.	12,147,735
141,800	Hewlett Packard Enterprise Co.	2,155,360
141,800	HP, Inc.	1,678,912
40,500	Lexmark International, Inc. Class A	1,314,225
74,100	National Instruments Corp.	2,125,929
229,400	QUALCOMM, Inc.	11,466,559
118,300	Seagate Technology PLC	4,336,878

		89,371,342

Telecommunication Services – 3.2%
763,128	AT&T, Inc.(a)(b)	26,259,235
423,700	CenturyLink, Inc.	10,660,292
306,000	Verizon Communications, Inc.	14,143,320

		51,062,847

Transportation – 2.1%
800	Alaska Air Group, Inc.	64,408
24,700	Copa Holdings SA Class A	1,192,022
7,659	JetBlue Airways Corp.*	173,476
112,500	Macquarie Infrastructure Corp.	8,167,500
125,600	Union Pacific Corp.	9,821,920
153,300	United Parcel Service, Inc. Class B	14,752,059

		34,171,385

Utilities – 3.8%
188,800	CenterPoint Energy, Inc.	3,466,368
228,000	Duke Energy Corp.	16,276,920
277,102	PPL Corp.	9,457,435
452,400	TECO Energy, Inc.	12,056,460
12,100	TerraForm Power, Inc.*	152,218
412,900	The Southern Co.	19,319,591

		60,728,992

TOTAL COMMON STOCKS
(Cost $1,376,957,898)		$1,540,041,952

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Rate	Value
Investment Company(c)(d) – 4.7%
Goldman Sachs Financial Square Government Fund – FST Shares
76,057,604	0.185%	$76,057,604
(Cost $76,057,604)

TOTAL INVESTMENTS – 100.9%
(Cost $1,453,015,502)		$1,616,099,556

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(14,689,402)

NET ASSETS – 100.0%		$1,601,410,154

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	423	March 2016	$43,048,710	$(34,713)

WRITTEN OPTIONS CONTRACTS — At December 31, 2015, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	3,071	2,090	March 2016	$(10,809,920)
(Premiums Received $10,810,872)

For the year ended December 31, 2015, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2014	2,718	$10,676,304
Contracts written	11,179	46,834,592
Contracts expired	(5,500)	(25,779,496)
Contracts bought to close	(5,326)	(20,920,528)
Contracts Outstanding December 31, 2015	3,071	$10,810,872

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 99.5%
Australia – 6.8%
411,768	ALS Ltd. (Commercial & Professional Services)	$1,120,620
101,952	Australia & New Zealand Banking Group Ltd. (Banks)	2,057,370
77,048	BHP Billiton Ltd. (Materials)	991,574
50,669	BHP Billiton PLC (Materials)	565,052
146,068	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	984,929
12,140	Commonwealth Bank of Australia (Banks)	750,549
767,403	Insurance Australia Group Ltd. (Insurance)	3,081,900
30,002	LendLease Group (Real Estate)	309,547
5,282	Macquarie Group Ltd. (Diversified Financials)	315,985
1,033,948	Metcash Ltd. (Food & Staples Retailing)*	1,207,192
30,544	Orica Ltd. (Materials)	342,206
19,903	Platinum Asset Management Ltd. (Diversified Financials)	116,301
443,339	Scentre Group (REIT)	1,344,712
399,407	Suncorp Group Ltd. (Insurance)	3,506,794
545,544	Telstra Corp. Ltd. (Telecommunication Services)	2,216,926
59,168	Woodside Petroleum Ltd. (Energy)	1,232,704

		20,144,361

Austria – 0.1%
12,942	Raiffeisen Bank International AG (Banks)*	189,668
2,728	Voestalpine AG (Materials)	83,445

		273,113

Belgium – 2.1%
36,348	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	4,523,409
15,815	KBC Groep NV (Banks)	988,851
22,333	Proximus (Telecommunication Services)	726,737

		6,238,997

Bermuda – 0.1%
58,117	Seadrill Ltd. (Energy)*	200,702

Denmark – 1.2%
5,109	Chr. Hansen Holding A/S (Materials)	319,570
11,533	Coloplast A/S Class B (Health Care Equipment & Services)	931,142
34,828	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,016,479
908	Pandora A/S (Consumer Durables & Apparel)	114,484

		3,381,675

Finland – 1.9%
23,393	Kone OYJ Class B (Capital Goods)	990,485
10,415	Metso OYJ (Capital Goods)	233,298

Common Stocks – (continued)
Finland – (continued)
18,062	Neste OYJ (Energy)	$539,077
58,816	Nokia OYJ (Technology Hardware & Equipment)	416,095
17,071	Nokian Renkaat OYJ (Automobiles & Components)	609,456
21,497	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	743,759
14,927	Sampo OYJ Class A (Insurance)	758,027
74,290	Stora Enso OYJ Class R (Materials)	671,741
34,012	UPM-Kymmene OYJ (Materials)	631,443

		5,593,381

France – 8.1%
17,656	Accor SA (Consumer Services)	764,681
11,970	Airbus Group SE (Capital Goods)	806,627
4,846	AXA SA (Insurance)	132,410
24,706	BNP Paribas SA (Banks)	1,397,799
17,413	Bouygues SA (Capital Goods)	690,437
14,125	Cap Gemini SA (Software & Services)	1,310,597
26,476	Casino Guichard Perrachon SA (Food & Staples Retailing)(b)	1,216,325
10,779	Danone SA (Food, Beverage & Tobacco)	728,375
36,643	Electricite de France SA (Utilities)	539,659
237,980	Engie (Utilities)(a)	4,215,392
2,079	Kering (Consumer Durables & Apparel)	355,457
2,358	Klepierre (REIT)	104,813
21,773	Lagardere SCA (Media)	649,738
746	L’Oreal SA (Household & Personal Products)	125,481
9,353	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	1,469,078
25,799	Orange SA (Telecommunication Services)	431,507
162,701	Rexel SA (Capital Goods)	2,166,490
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(a)	3,017,873
7,358	Schneider Electric SE (Capital Goods)	417,963
22,267	Societe Generale SA (Banks)	1,026,111
2,283	Technip SA (Energy)	113,534
32,658	Total SA (Energy)(a)	1,464,104
2,919	Unibail-Rodamco SE (REIT)	740,993

		23,885,444

Germany – 7.5%
9,286	Allianz SE (Registered) (Insurance)	1,636,918
12,698	Axel Springer SE (Media)	706,142
14,288	BASF SE (Materials)	1,088,432
20,057	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,504,927
16,533	Celesio AG (Health Care Equipment & Services)	449,426
59,981	Daimler AG (Registered) (Automobiles & Components)	5,011,653
10,926	Deutsche Boerse AG (Diversified Financials)	960,408

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
39,106	Deutsche Post AG (Registered) (Transportation)	$1,093,318
40,069	E.ON SE (Utilities)	384,743
11,945	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	850,869
7,947	Hugo Boss AG (Consumer Durables & Apparel)	655,700
18,783	K+S AG (Registered) (Materials)	478,800
5,575	MAN SE (Capital Goods)	560,007
6,232	ProSiebenSat.1 Media SE (Registered) (Media)	314,413
13,120	SAP SE (Software & Services)	1,041,114
18,669	Siemens AG (Registered) (Capital Goods)	1,806,149
4,311	Symrise AG (Materials)	285,381
130,261	Telefonica Deutschland Holding AG (Telecommunication Services)	687,086
13,045	United Internet AG (Registered) (Software & Services)	717,203
1,907	Volkswagen AG (Automobiles & Components)	293,042
21,374	Vonovia SE (Real Estate)	660,309

		22,186,040

Hong Kong – 3.0%
137,000	AIA Group Ltd. (Insurance)	818,586
88,500	BOC Hong Kong Holdings Ltd. (Banks)	269,307
56,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	517,377
49,408	Cheung Kong Property Holdings Ltd. (Real Estate)	319,620
53,408	CK Hutchison Holdings Ltd. (Capital Goods)	717,907
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	184,866
111,000	Hang Lung Properties Ltd. (Real Estate)	251,510
34,900	Hang Seng Bank Ltd. (Banks)	661,472
780,701	Hong Kong & China Gas Co. Ltd. (Utilities)	1,527,864
15,700	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	399,954
27,000	Hysan Development Co. Ltd. (Real Estate)	110,313
214,000	Li & Fung Ltd. (Consumer Durables & Apparel)	144,725
88,000	MGM China Holdings Ltd. (Consumer Services)	109,373
36,000	MTR Corp. Ltd. (Transportation)	177,761
137,189	New World Development Co. Ltd. (Real Estate)	134,711
56,000	Power Assets Holdings Ltd. (Utilities)	513,383
155,600	Sands China Ltd. (Consumer Services)	527,514
135,261	Sino Land Co. Ltd. (Real Estate)	197,042
29,000	Sun Hung Kai Properties Ltd. (Real Estate)	348,568
58,200	Swire Properties Ltd. (Real Estate)	167,345

Common Stocks – (continued)
Hong Kong – (continued)
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	$97,158
112,000	Wharf Holdings Ltd. (Real Estate)	617,510
141,200	Wynn Macau Ltd. (Consumer Services)	164,045

		8,977,911

Ireland – 0.2%
24,569	CRH PLC (Materials)	708,544

Israel – 0.9%
308,233	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	678,532
28,963	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,901,131

		2,579,663

Italy – 1.5%
54,886	Atlantia SpA (Transportation)	1,452,197
133,984	Eni SpA (Energy)	1,990,761
143,801	Intesa Sanpaolo SpA RNC (Banks)	439,274
172,049	Intesa Sanpaolo SpA (Banks)	571,375
9,575	Saipem SpA (Energy)*	77,393

		4,531,000

Japan – 23.2%
2,400	ABC-Mart, Inc. (Retailing)	131,372
7,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	165,730
29,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	578,684
109,000	All Nippon Airways Co. Ltd. (Transportation)	314,477
3,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	94,913
148,000	Asahi Glass Co. Ltd. (Capital Goods)	847,870
41,000	Asahi Kasei Corp. (Materials)	277,246
66,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	949,526
64,000	Bridgestone Corp. (Automobiles & Components)	2,195,291
89,400	Canon, Inc. (Technology Hardware & Equipment)	2,704,353
18,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	425,457
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	421,765
39,200	Daicel Corp. (Materials)	583,371
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	499,131
3,100	Daikin Industries Ltd. (Capital Goods)	225,747
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	762,369
15,800	Daiwa House Industry Co. Ltd. (Real Estate)	454,192

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
6,300	Dentsu, Inc. (Media)	$344,687
14,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	972,417
7,300	FANUC Corp. (Capital Goods)	1,257,716
500	Fast Retailing Co. Ltd. (Retailing)	174,906
32,500	Fuji Heavy Industries Ltd. (Automobiles & Components)	1,338,879
5,200	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	142,559
48,300	Hino Motors Ltd. (Capital Goods)	558,225
1,825	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	220,957
10,000	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	155,523
93,000	Hitachi Ltd. (Technology Hardware & Equipment)	526,973
58,600	Honda Motor Co. Ltd. (Automobiles & Components)	1,872,946
49,000	IHI Corp. (Capital Goods)	135,264
11,800	Isuzu Motors Ltd. (Automobiles & Components)	127,117
4,200	ITOCHU Techno-Solutions Corp. (Software & Services)	83,682
13,900	Japan Airlines Co. Ltd. (Transportation)	497,521
38,400	Japan Exchange Group, Inc. (Diversified Financials)	600,260
34,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,270,297
11,800	JFE Holdings, Inc. (Materials)	185,288
50,000	Kaneka Corp. (Materials)	519,713
24,000	Kao Corp. (Household & Personal Products)	1,233,330
33,900	KDDI Corp. (Telecommunication Services)	880,390
8,000	Kikkoman Corp. (Food, Beverage & Tobacco)	277,180
80,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	325,263
45,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	617,760
43,600	Komatsu Ltd. (Capital Goods)	713,403
6,000	Kose Corp. (Household & Personal Products)	554,766
8,000	Kubota Corp. (Capital Goods)	123,589
29,300	Kyushu Electric Power Co., Inc. (Utilities)*	319,344
16,500	LIXIL Group Corp. (Capital Goods)	366,460
3,900	M3, Inc. (Health Care Equipment & Services)	80,863
3,000	Makita Corp. (Capital Goods)	172,880
179,100	Marubeni Corp. (Capital Goods)	920,771
23,100	Marui Group Co. Ltd. (Retailing)	375,897
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	231,279
36,000	Mitsubishi Estate Co. Ltd. (Real Estate)	748,560
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,506,441

Common Stocks – (continued)
Japan – (continued)
123,900	Mitsui & Co. Ltd. (Capital Goods)	$1,472,185
13,000	Mitsui Fudosan Co. Ltd. (Real Estate)	326,273
794,100	Mizuho Financial Group, Inc. (Banks)	1,588,200
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,294,932
39,000	NEC Corp. (Technology Hardware & Equipment)	123,572
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	268,550
2,800	Nidec Corp. (Capital Goods)	203,045
9,800	Nikon Corp. (Consumer Durables & Apparel)	131,256
83,001	Nippon Express Co. Ltd. (Transportation)	390,056
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	891,919
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	189,480
7,100	Nitto Denko Corp. (Materials)	518,340
88,900	Nomura Holdings, Inc. (Diversified Financials)	495,178
364	Nomura Real Estate Master Fund, Inc. (REIT)*	452,445
9,000	Nomura Research Institute Ltd. (Software & Services)	345,634
32,300	NSK Ltd. (Capital Goods)	350,970
62,300	NTT DoCoMo, Inc. (Telecommunication Services)	1,277,873
25,000	NTT Urban Development Corp. (Real Estate)	240,207
4,200	Obic Co. Ltd. (Software & Services)	222,326
67,000	Odakyu Electric Railway Co. Ltd. (Transportation)	721,376
2,800	Oracle Corp. Japan (Software & Services)	130,368
2,300	Oriental Land Co. Ltd. (Consumer Services)	139,142
2,700	Otsuka Corp. (Software & Services)	132,634
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	120,798
55,400	Panasonic Corp. (Consumer Durables & Apparel)	561,618
12,900	Rakuten, Inc. (Retailing)	148,579
35,300	Resona Holdings, Inc. (Banks)	171,425
72,400	Ricoh Co. Ltd. (Technology Hardware & Equipment)	745,489
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	202,511
39,300	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,466,982
12,700	Sanrio Co. Ltd. (Retailing)	298,366
14,600	SBI Holdings, Inc. (Diversified Financials)	157,547
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	123,464
34,400	Seiko Epson Corp. (Technology Hardware & Equipment)	529,731

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
75,400	Sekisui House Ltd. (Consumer Durables & Apparel)	$1,267,757
136,800	Seven Bank Ltd. (Banks)	599,936
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	117,179
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	511,039
8,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	379,934
10,000	Showa Shell Sekiyu KK (Energy)	81,602
8,600	SoftBank Group Corp. (Telecommunication Services)	434,046
3,800	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	124,772
22,400	Sony Corp. (Consumer Durables & Apparel)	550,520
35,000	Sumitomo Chemical Co. Ltd. (Materials)	201,008
129,600	Sumitomo Corp. (Capital Goods)	1,321,315
11,000	Sumitomo Metal Mining Co. Ltd. (Materials)	133,528
62,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,339,945
281,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,064,240
7,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	199,799
9,700	Sysmex Corp. (Health Care Equipment & Services)	622,203
50,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,532,861
13,700	Terumo Corp. (Health Care Equipment & Services)	424,610
5,900	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	98,162
8,500	The Kansai Electric Power Co., Inc. (Utilities)*	101,913
55,300	Tohoku Electric Power Co., Inc. (Utilities)	691,323
9,700	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	587,673
115,000	Tokyo Gas Co. Ltd. (Utilities)	540,361
77,200	Tokyu Fudosan Holdings Corp. (Real Estate)	483,879
4,600	TOTO Ltd. (Capital Goods)	161,607
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	86,324
28,900	Toyota Motor Corp. (Automobiles & Components)	1,779,634
18,400	Trend Micro, Inc. (Software & Services)	746,619
61,200	USS Co. Ltd. (Retailing)	919,580
4,000	Yamaha Corp. (Consumer Durables & Apparel)	96,618
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	506,586
13,300	Yamato Holdings Co. Ltd. (Transportation)	281,802

		68,485,446

Common Stocks – (continued)
Luxembourg – 1.0%
23,972	ArcelorMittal (Materials)	$101,143
16,699	RTL Group SA (Media)	1,390,618
55,346	SES SA FDR (Media)	1,533,622

		3,025,383

Netherlands – 3.0%
113,685	Delta Lloyd NV (Insurance)	670,166
56,447	ING Groep NV CVA (Banks)	763,730
12,426	Koninklijke DSM NV (Materials)	623,107
42,145	Koninklijke Philips NV (Capital Goods)	1,075,720
3,755	Koninklijke Vopak NV (Energy)	161,709
3,100	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	261,175
139,595	Royal Dutch Shell PLC Class A (Energy)(a)	3,183,192
91,973	Royal Dutch Shell PLC Class B (Energy)	2,096,150

		8,834,949

Norway – 0.6%
215,934	Orkla ASA (Food, Beverage & Tobacco)	1,703,487

Portugal – 0.1%
62,112	EDP – Energias de Portugal SA (Utilities)	223,811

Singapore – 1.3%
254,000	Genting Singapore PLC (Consumer Services)	137,052
787,000	Global Logistic Properties Ltd. (Real Estate)	1,188,497
69,000	Keppel Corp. Ltd. (Capital Goods)	315,204
107,300	Sembcorp Marine Ltd. (Capital Goods)	132,027
22,900	Singapore Exchange Ltd. (Diversified Financials)	123,853
211,000	Singapore Press Holdings Ltd. (Media)	584,847
202,000	Singapore Technologies Engineering Ltd. (Capital Goods)	427,005
93,000	StarHub Ltd. (Telecommunication Services)	242,022
55,000	United Overseas Bank Ltd. (Banks)	758,275

		3,908,782

Spain – 4.2%
63,932	Abertis Infraestructuras SA (Transportation)	999,857
3,064	ACS Actividades de Construccion y Servicios SA (Capital Goods)	89,645
209,830	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,533,183
722,852	Banco Santander SA (Banks)(a)	3,555,978
34,755	Ferrovial SA (Capital Goods)	785,922
30,367	Industria de Diseno Textil SA (Retailing)	1,043,232
385,267	Telefonica SA (Telecommunication Services)(a)	4,274,124

		12,281,941

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – 3.9%
33,237	Hennes & Mauritz AB Class B (Retailing)	$1,182,250
49,766	Husqvarna AB Class B (Consumer Durables & Apparel)	328,426
352,747	Nordea Bank AB (Banks)	3,870,255
164,691	Sandvik AB (Capital Goods)	1,435,613
235,610	Skandinaviska Enskilda Banken AB Class A (Banks)	2,477,793
82,423	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	794,665
223,405	TeliaSonera AB (Telecommunication Services)	1,109,403
15,913	Volvo AB Class B (Capital Goods)	147,554

		11,345,959

Switzerland – 9.5%
10,073	Compagnie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	720,954
73,030	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,573,210
2,869	EMS-Chemie Holding AG (Registered) (Materials)	1,262,638
1,736	Geberit AG (Registered) (Capital Goods)	587,988
981	Givaudan SA (Registered) (Materials)*	1,780,478
1,812	Julius Baer Group Ltd. (Diversified Financials)*	87,659
3,263	Kuehne + Nagel International AG (Registered) (Transportation)	447,028
8,091	LafargeHolcim Ltd. (Materials)*	409,283
42,505	Nestle SA (Registered) (Food, Beverage & Tobacco)	3,155,369
68,534	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,895,245
2,576	Partners Group Holding AG (Diversified Financials)	926,418
14,498	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,017,518
464	SGS SA (Registered) (Commercial & Professional Services)	881,832
147,371	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	986,613
1,727	Syngenta AG (Registered) (Materials)	675,953
17,426	Zurich Insurance Group AG (Insurance)*	4,476,740

		27,884,926

United Kingdom – 19.2%
89,508	Aberdeen Asset Management PLC (Diversified Financials)	381,414
14,271	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	645,620

Common Stocks – (continued)
United Kingdom – (continued)
2,573	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	$173,620
7,794	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	264,606
279,168	BAE Systems PLC (Capital Goods)	2,055,379
331,374	Barclays PLC (Banks)	1,066,617
56,891	BG Group PLC (Energy)	824,683
81,252	BP PLC ADR (Energy)(a)	2,539,937
52,689	British American Tobacco PLC (Food, Beverage & Tobacco)	2,926,033
24,262	British Land Co. PLC (REIT)	280,732
23,343	Capita PLC (Commercial & Professional Services)	415,331
108,358	Centrica PLC (Utilities)	347,935
218,452	Cobham PLC (Capital Goods)	912,229
34,714	Compass Group PLC (Consumer Services)	601,532
23,923	Diageo PLC (Food, Beverage & Tobacco)	653,283
18,746	easyJet PLC (Transportation)	480,778
167,076	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	6,741,517
1,024,775	HSBC Holdings PLC (Banks)	8,089,795
115,961	ICAP PLC (Diversified Financials)	870,413
20,152	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,064,381
118,879	J Sainsbury PLC (Food & Staples Retailing)	452,715
25,253	Land Securities Group PLC (REIT)	437,761
114,314	Legal & General Group PLC (Insurance)	451,072
170,571	Marks & Spencer Group PLC (Retailing)	1,135,695
89,636	Melrose Industries PLC (Capital Goods)	383,950
1,017	Next PLC (Retailing)	109,196
59,834	Pearson PLC (Media)	646,833
45,009	Persimmon PLC (Consumer Durables & Apparel)*	1,342,769
28,433	Provident Financial PLC (Diversified Financials)	1,409,784
1,916	Reckitt Benckiser Group PLC (Household & Personal Products)	177,280
8,038	Rio Tinto Ltd. (Materials)	259,945
26,576	Rio Tinto PLC (Materials)	773,767
3,497	Rio Tinto PLC ADR (Materials)	101,833
66,973	Royal Mail PLC (Transportation)	438,665
63,875	SSE PLC (Utilities)	1,434,234
126,237	Standard Chartered PLC (Banks)	1,047,408
101,080	Standard Life PLC (Insurance)	578,836
106,104	Tate & Lyle PLC (Food, Beverage & Tobacco)	934,600
108,331	Unilever NV CVA (Household & Personal Products)(a)	4,721,510
62,775	Unilever PLC ADR (Household & Personal Products)	2,706,858

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
138,945	Vodafone Group PLC ADR (Telecommunication Services)(a)(b)	$4,482,366
140,007	William Hill PLC (Consumer Services)	817,094
257,553	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	561,177

		56,741,183

United States – 0.1%
7,114	Carnival PLC ADR (Consumer Services)	404,929

TOTAL COMMON STOCKS
(Cost $359,080,834)		$293,541,627

Shares	Description	Rate	Value
Preferred Stocks – 0.7%
Germany – 0.7%
12,634	Fuchs Petrolub SE (Materials)	0.770%	$594,891
8,468	Porsche Automobil Holding SE (Automobiles & Components)	2.010	455,726
6,480	Volkswagen AG (Automobiles & Components)	4.860	935,578

TOTAL PREFERRED STOCKS
(Cost $3,144,763)			$1,986,195

TOTAL INVESTMENTS – 100.2%
(Cost $362,225,597)			$295,527,822

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(713,625)

NET ASSETS – 100.0%			$294,814,197

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	56	March 2016	$1,997,360	$(5,654)
FTSE 100 Index	10	March 2016	913,709	(5,134)
TSE TOPIX Index	7	March 2016	901,244	(1,316)
TOTAL				$(12,104)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2015, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price		Expiration Month	Value
EURO STOXX 50 Index	1,705	EUR	3,400	March 2016	$(1,361,888)
FTSE 100 Index	288	GBP	6,275	March 2016	(619,872)
Nikkei-225 Stock Average	188	JPY	19,750	March 2016	(477,058)
TOTAL (Premiums Received $2,745,815)	2,181				$(2,458,818)

For the year ended December 31, 2015, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2014	2,787	$4,484,952
Contracts written	9,567	12,033,384
Contracts expired	(4,633)	(4,199,504)
Contracts bought to close	(5,540)	(9,573,017)
Contracts Outstanding December 31, 2015	2,181	$2,745,815

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 101.1%
Automobiles & Components – 0.2%
44,411	Cooper Tire & Rubber Co.	$1,680,962
47,826	Gentex Corp.	765,694

		2,446,656

Banks – 8.5%
939,643	Bank of America Corp.(a)	15,814,192
140,106	CenterState Banks, Inc.	2,192,659
72,108	Central Pacific Financial Corp.	1,587,818
12,033	Citigroup, Inc.	622,603
54,777	FCB Financial Holdings, Inc. Class A*	1,960,469
2,141	First Citizens BancShares, Inc. Class A	552,742
26,964	Flagstar Bancorp, Inc.*	623,138
23,719	Hanmi Financial Corp.	562,615
232,276	Investors Bancorp, Inc.	2,889,514
245,842	JPMorgan Chase & Co.	16,232,947
310,721	KeyCorp	4,098,410
5,886	PacWest Bancorp	253,687
257,591	SunTrust Banks, Inc.	11,035,198
77,393	Synovus Financial Corp.	2,505,985
67,338	The PNC Financial Services Group, Inc.	6,417,985
17,389	TriCo Bancshares	477,154
15,761	U.S. Bancorp	672,522
227,036	Umpqua Holdings Corp.	3,609,872
11,904	United Community Banks, Inc.	232,009
122,824	Washington Federal, Inc.	2,926,896
245,189	Wells Fargo & Co.	13,328,386

		88,596,801

Capital Goods – 6.3%
829	Acuity Brands, Inc.	193,820
61,413	Allison Transmission Holdings, Inc.	1,590,000
59,103	B/E Aerospace, Inc.	2,504,194
3,339	Carlisle Companies, Inc.	296,136
36,742	Comfort Systems USA, Inc.	1,044,208
39,516	Danaher Corp.	3,670,246
9,463	DigitalGlobe, Inc.*	148,191
15,843	EMCOR Group, Inc.	761,098
11,349	Federal Signal Corp.	179,882
425,250	General Electric Co.	13,246,538
6,702	Granite Construction, Inc.	287,583
12,216	HD Supply Holdings, Inc.*	366,846
9,481	Honeywell International, Inc.	981,947
22	Hyster-Yale Materials Handling, Inc.	1,154
73,341	Illinois Tool Works, Inc.	6,797,201
29,280	Lockheed Martin Corp.	6,356,905
31,609	Orbital ATK, Inc.	2,823,871
29,261	Quanta Services, Inc.*	592,535
64,168	Raytheon Co.	7,990,841
37,020	Spirit AeroSystems Holdings, Inc. Class A*	1,853,591
23,061	Taser International, Inc.*(b)	398,725
56,217	The Boeing Co.	8,128,416
11,082	Trex Co., Inc.*	422,024

Common Stocks – (continued)
Capital Goods – (continued)
21,794	WABCO Holdings, Inc.*	$2,228,654
27,395	Watsco, Inc.	3,208,776

		66,073,382

Commercial & Professional Services – 0.9%
59,972	ABM Industries, Inc.	1,707,403
32,356	Cintas Corp.	2,946,014
41,577	ManpowerGroup, Inc.	3,504,525
58,300	Steelcase, Inc. Class A	868,822

		9,026,764

Consumer Durables & Apparel – 3.7%
5,886	Callaway Golf Co.	55,446
16,531	Carter’s, Inc.	1,471,755
19,685	Columbia Sportswear Co.	959,841
6,341	D.R. Horton, Inc.	203,102
16,265	Ethan Allen Interiors, Inc.	452,502
3,479	Harman International Industries, Inc.	327,757
33,386	Hasbro, Inc.	2,248,881
32,239	Leggett & Platt, Inc.	1,354,683
58,885	Mohawk Industries, Inc.*	11,152,230
91,578	Newell Rubbermaid, Inc.	4,036,758
163,278	NIKE, Inc. Class B	10,204,875
1,156	NVR, Inc.*	1,899,308
21,440	Tempur Sealy International, Inc.*	1,510,662
63,216	Vista Outdoor, Inc.*	2,813,744

		38,691,544

Consumer Services – 3.5%
28,139	BJ’s Restaurants, Inc.*	1,223,202
92,201	Bloomin’ Brands, Inc.	1,557,275
10,900	Bob Evans Farms, Inc./DE	423,465
38,745	Boyd Gaming Corp.*	769,863
160,834	Carnival Corp.	8,762,236
36,464	Darden Restaurants, Inc.	2,320,569
68,956	Denny’s Corp.*	677,837
6,048	Marriott International, Inc. Class A(b)	405,458
29,965	Papa John’s International, Inc.	1,674,145
20,192	Regis Corp.*	285,717
120,811	Royal Caribbean Cruises Ltd.	12,227,281
37,438	Six Flags Entertainment Corp.	2,056,844
35,271	Starbucks Corp.	2,117,318
5,310	Wyndham Worldwide Corp.	385,772
22,217	Yum! Brands, Inc.	1,622,952

		36,509,934

Diversified Financials – 4.2%
345,764	Ally Financial, Inc.*	6,445,041
12,436	Ameriprise Financial, Inc.	1,323,402
38,603	Berkshire Hathaway, Inc. Class B*	5,097,140
28,423	BGC Partners, Inc. Class A	278,830
41,308	Capital One Financial Corp.	2,981,612
25,587	CBOE Holdings, Inc.	1,660,596
137,041	E*TRADE Financial Corp.*	4,061,895
53,650	Federated Investors, Inc. Class B	1,537,073
6,805	MarketAxess Holdings, Inc.	759,370
13,258	Morgan Stanley	421,737

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Financials – (continued)
38,272	MSCI, Inc.	$2,760,559
174,387	Nasdaq, Inc.	10,144,045
14,033	SEI Investments Co.	735,285
163,531	TD Ameritrade Holding Corp.	5,676,161
15,348	The Charles Schwab Corp.	505,410

		44,388,156

Energy – 6.7%
18,487	Baker Hughes, Inc.	853,144
4,791	Chevron Corp.	430,912
30,994	CVR Energy, Inc.(b)	1,219,614
40,356	Delek US Holdings, Inc.	992,758
66,336	Exxon Mobil Corp.	5,170,891
40,501	Green Plains, Inc.	927,473
19,621	Hess Corp.	951,226
259,505	HollyFrontier Corp.	10,351,654
235,076	Marathon Petroleum Corp.	12,186,340
20,875	Par Pacific Holdings, Inc.*(b)	491,397
255,713	PBF Energy, Inc. Class A	9,412,795
42,863	Phillips 66	3,506,193
80,224	Tesoro Corp.	8,453,203
9,713	The Williams Companies, Inc.	249,624
200,046	Valero Energy Corp.	14,145,253
20,543	Western Refining, Inc.	731,742

		70,074,219

Food & Staples Retailing – 1.7%
161,001	CVS Health Corp.	15,741,068
62,608	Safeway PDC LLC*	33,297
21,914	Walgreens Boots Alliance, Inc.	1,866,087

		17,640,452

Food, Beverage & Tobacco – 6.1%
284,076	Altria Group, Inc.	16,536,064
67,830	Archer-Daniels-Midland Co.	2,487,914
13,363	Coca-Cola Enterprises, Inc.	657,994
286,791	ConAgra Foods, Inc.	12,091,109
99	Diamond Foods, Inc.*	3,816
155,298	Flowers Foods, Inc.	3,337,354
4,909	General Mills, Inc.	283,053
26,785	Hormel Foods Corp.	2,118,158
15,945	J&J Snack Foods Corp.	1,860,303
13,687	Lancaster Colony Corp.	1,580,228
50,838	PepsiCo, Inc.	5,079,733
254,314	Pilgrim’s Pride Corp.(b)	5,617,796
8,754	Post Holdings, Inc.*	540,122
47,739	Sanderson Farms, Inc.(b)	3,700,727
1,511	The Boston Beer Co., Inc. Class A*	305,086
62,471	The Kraft Heinz Co.	4,545,390
62,617	Tyson Foods, Inc. Class A	3,339,365

		64,084,212

Health Care Equipment & Services – 6.2%
93,269	Abbott Laboratories	4,188,711
9,683	Aetna, Inc.	1,046,926
74,383	Allscripts Healthcare Solutions, Inc.*(b)	1,144,011

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
112,579	AmerisourceBergen Corp.	$11,675,568
11,187	Anthem, Inc.	1,559,915
12,250	Becton, Dickinson and Co.	1,887,603
179,530	Boston Scientific Corp.*	3,310,533
40,295	C. R. Bard, Inc.	7,633,485
20,463	Cardinal Health, Inc.	1,826,732
5,316	CorVel Corp.*	233,566
44,360	Express Scripts Holding Co.*	3,877,481
75,222	Hologic, Inc.*	2,910,339
68,728	McKesson Corp.	13,555,223
4,928	Natus Medical, Inc.*	236,790
49,709	NuVasive, Inc.*	2,689,754
23,851	Sirona Dental Systems, Inc.*	2,613,354
75,971	St. Jude Medical, Inc.	4,692,729

		65,082,720

Household & Personal Products – 1.1%
9,369	Church & Dwight Co., Inc.	795,241
75,060	Kimberly-Clark Corp.	9,555,138
8,185	The Procter & Gamble Co.	649,971
4,862	USANA Health Sciences, Inc.*	621,120

		11,621,470

Insurance – 3.2%
24,523	Amtrust Financial Services, Inc.(b)	1,510,126
5,228	Argo Group International Holdings Ltd.	312,843
74,202	Aspen Insurance Holdings Ltd.	3,583,957
13,711	Endurance Specialty Holdings Ltd.	877,367
39,747	Lincoln National Corp.	1,997,684
17,026	Marsh & McLennan Companies, Inc.	944,092
12,012	MetLife, Inc.	579,098
64,085	Prudential Financial, Inc.	5,217,160
87,034	Reinsurance Group of America, Inc.	7,445,759
84,924	The Travelers Companies, Inc.	9,584,523
10,305	Unum Group	343,053
4,433	Validus Holdings Ltd.	205,204
25,481	XL Group PLC	998,346

		33,599,212

Materials – 3.9%
20,121	Ball Corp.	1,463,245
87,896	Berry Plastics Group, Inc.*	3,180,077
7,764	Carpenter Technology Corp.	235,016
20,608	Ecolab, Inc.	2,357,143
1,340	Ferroglobe PLC	14,405
130,218	LyondellBasell Industries NV Class A	11,315,944
14,360	Minerals Technologies, Inc.	658,550
136,121	Nucor Corp.	5,485,676
6,257	Packaging Corp. of America	394,504
60,894	PPG Industries, Inc.	6,017,545
48,985	Steel Dynamics, Inc.	875,362
4,173	The Scotts Miracle-Gro Co. Class A	269,200
31,204	The Sherwin-Williams Co.	8,100,559
5,275	WestRock Co.	240,646

		40,607,872

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Media – 1.7%
135,579	Comcast Corp. Class A	$7,650,723
14,898	Regal Entertainment Group Class A(b)	281,125
72,201	Sirius XM Holdings, Inc.*	293,858
208,444	The Interpublic Group of Companies, Inc.	4,852,576
23,422	The Walt Disney Co.	2,461,184
13,096	Time Warner Cable, Inc.	2,430,487

		17,969,953

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
117,983	AbbVie, Inc.	6,989,313
28,864	Alexion Pharmaceuticals, Inc.*	5,505,808
28,090	Alkermes PLC*	2,229,784
15,723	Allergan PLC*	4,913,437
84,315	Amgen, Inc.	13,686,854
16,914	Biogen, Inc.*	5,181,604
48,696	Cambrex Corp.*	2,293,095
13,570	Celgene Corp.*	1,625,143
34,308	Cepheid, Inc.*	1,253,271
49,131	Eli Lilly & Co.	4,139,778
126,346	Gilead Sciences, Inc.	12,784,952
18,610	Incyte Corp.*	2,018,255
45,194	Ionis Pharmaceuticals, Inc.*	2,798,864
101,303	Johnson & Johnson	10,405,844
12,759	Medivation, Inc.*	616,770
94,472	Merck & Co., Inc.	4,990,011
308,067	Pfizer, Inc.	9,944,403
15,767	Prestige Brands Holdings, Inc.*	811,685
4,670	United Therapeutics Corp.*	731,369
28,865	Vertex Pharmaceuticals, Inc.*	3,632,083

		96,552,323

Real Estate – 3.1%
53,031	American Tower Corp. (REIT)	5,141,356
15,622	Apartment Investment & Management Co. Class A (REIT)	625,349
4,398	Brandywine Realty Trust (REIT)	60,075
41,224	CBRE Group, Inc. Class A*	1,425,526
14,217	CoreSite Realty Corp. (REIT)	806,388
52,012	Cousins Properties, Inc. (REIT)	490,473
110,153	CubeSmart (REIT)	3,372,885
19,282	CyrusOne, Inc. (REIT)	722,111
42,346	DCT Industrial Trust, Inc. (REIT)	1,582,470
7,822	DuPont Fabros Technology, Inc. (REIT)	248,661
83,804	Empire State Realty Trust, Inc. Class A (REIT)	1,514,338
14	Equity Commonwealth (REIT)*	388
36,127	Equity LifeStyle Properties, Inc. (REIT)	2,408,587
13,450	Equity Residential (REIT)	1,097,386
28,074	Extra Space Storage, Inc. (REIT)	2,476,408
21,608	Kite Realty Group Trust (REIT)	560,295
65,740	Mack-Cali Realty Corp. (REIT)	1,535,029
29,080	Post Properties, Inc. (REIT)	1,720,373

Common Stocks – (continued)
Real Estate – (continued)
10,025	PS Business Parks, Inc. (REIT)	$876,486
21,404	Public Storage (REIT)	5,302,270

		31,966,854

Retailing – 7.5%
7,711	Advance Auto Parts, Inc.	1,160,583
18,548	Amazon.com, Inc.*	12,536,408
33,073	Asbury Automotive Group, Inc.*	2,230,443
15,256	AutoZone, Inc.*	11,318,579
3,107	Expedia, Inc.	386,115
55,707	GameStop Corp. Class A(b)	1,562,024
178,063	Liberty Interactive Corp QVC Group Series A*	4,864,681
25,315	Liberty Ventures Series A*	1,141,960
160,385	Lowe’s Companies, Inc.	12,195,675
17,518	Netflix, Inc.*	2,003,616
37,334	O’Reilly Automotive, Inc.*	9,461,182
8,522	Sally Beauty Holdings, Inc.*	237,679
4,651	Shutterfly, Inc.*	207,248
114,983	The Home Depot, Inc.	15,206,502
2,551	The Priceline Group, Inc.*	3,252,397
2,076	TripAdvisor, Inc.*	176,979

		77,942,071

Semiconductors & Semiconductor Equipment – 2.0%
18,548	Advanced Energy Industries, Inc.*	523,610
181,233	Broadcom Corp. Class A	10,478,892
41,761	Intel Corp.	1,438,667
42,708	Lam Research Corp.	3,391,869
2,689	NXP Semiconductors NV*	226,290
38,872	SunPower Corp.*(b)	1,166,549
63,136	Texas Instruments, Inc.	3,460,421

		20,686,298

Software & Services – 12.0%
89,702	Activision Blizzard, Inc.	3,472,364
11,165	Adobe Systems, Inc.*	1,048,840
12,861	Alphabet, Inc. Class A*	10,005,987
13,118	Alphabet, Inc. Class C*	9,954,988
31,238	Amdocs Ltd.	1,704,658
25,773	Aspen Technology, Inc.*	973,189
7,278	Automatic Data Processing, Inc.	616,240
6,244	Cimpress NV*(b)	506,638
38,597	Constant Contact, Inc.*	1,128,623
13,589	Cornerstone OnDemand, Inc.*	469,228
431,405	eBay, Inc.*	11,855,009
50,031	Electronic Arts, Inc.*	3,438,130
96,670	Facebook, Inc. Class A*	10,117,482
15,981	Gigamon, Inc.*	424,615
7,365	IAC/InterActiveCorp	442,268
96,186	Intuit, Inc.	9,281,949
12,058	Jack Henry & Associates, Inc.	941,247
3,987	LinkedIn Corp. Class A*	897,394
92,280	Mastercard, Inc. Class A	8,984,381
36,897	Mentor Graphics Corp.	679,643
421,098	Microsoft Corp.	23,362,517

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
212,944	Oracle Corp.	$7,778,844
48,903	PayPal Holdings, Inc.*	1,770,289
29,264	Progress Software Corp.*	702,336
10,026	Shutterstock, Inc.*(b)	324,241
89,564	Take-Two Interactive Software, Inc.*	3,120,410
38,048	Total System Services, Inc.	1,894,790
18,627	Twitter, Inc.*	431,029
65,609	Vantiv, Inc. Class A*	3,111,179
12,293	VeriSign, Inc.*(b)	1,073,916
21,263	Web.com Group, Inc.*	425,463
36,210	Yahoo!, Inc.*	1,204,345
49,312	Zillow Group, Inc. Class A*(b)	1,284,084
98,624	Zillow Group, Inc. Class C*(b)	2,315,692

		125,742,008

Technology Hardware & Equipment – 5.9%
290,513	Apple, Inc.	30,579,398
9,061	Avnet, Inc.	388,173
41,795	Benchmark Electronics, Inc.*	863,903
26,668	CDW Corp./DE	1,121,090
56,972	Cisco Systems, Inc.	1,547,075
155,114	Corning, Inc.	2,835,484
22,102	EchoStar Corp. Class A*	864,409
10,829	EMC Corp.	278,089
43,885	F5 Networks, Inc.*	4,255,090
63,584	Flextronics International Ltd.*	712,777
9,425	Harris Corp.	819,032
60,841	Hewlett Packard Enterprise Co.	924,783
60,841	HP, Inc.	720,357
17,465	Ingram Micro, Inc. Class A	530,587
333,979	Juniper Networks, Inc.	9,217,820
35,577	Methode Electronics, Inc.	1,132,452
40,289	NETGEAR, Inc.*	1,688,512
18,932	OSI Systems, Inc.*	1,678,511
5,083	Plantronics, Inc.	241,036
22,355	ShoreTel, Inc.*	197,842
11,339	SYNNEX Corp.	1,019,578

		61,615,998

Telecommunication Services – 0.2%
48,654	AT&T, Inc.	1,674,155
11,270	Verizon Communications, Inc.	520,899

		2,195,054

Transportation – 2.3%
51,378	Alaska Air Group, Inc.	4,136,443
14,103	Allegiant Travel Co.	2,366,907
154,374	American Airlines Group, Inc.	6,537,739
11,928	ArcBest Corp.	255,140
19,608	Avis Budget Group, Inc.*	711,574
15,629	CSX Corp.	405,573

Common Stocks – (continued)
Transportation – (continued)
34,092	Delta Air Lines, Inc.	$1,728,123
3,220	FedEx Corp.	479,748
9,918	JetBlue Airways Corp.*	224,617
5,744	Saia, Inc.*	127,804
63,265	Southwest Airlines Co.	2,724,191
30,565	Spirit Airlines, Inc.*	1,218,015
19,226	Union Pacific Corp.	1,503,473
16,477	United Parcel Service, Inc. Class B	1,585,582

		24,004,929

Utilities – 1.0%
9,874	American Water Works Co., Inc.	589,926
113,422	Edison International	6,715,717
199,921	NRG Energy, Inc.	2,353,070
44,729	Talen Energy Corp.*	278,662

		9,937,375

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $810,608,129)		$1,057,056,257

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 1.9%
Goldman Sachs Financial Square Money Market Fund – FST Shares
19,803,509	0.285%	$19,803,509
(Cost $19,803,509)

TOTAL INVESTMENTS – 103.0%
(Cost $830,411,638)		$1,076,859,766

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%		(31,445,253)

NET ASSETS – 100.0%		$1,045,414,513

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	(11)	March 2016	$(1,244,650)	$(1,460)
S&P 500 E-Mini Index	(122)	March 2016	(12,415,940)	(5,706)
TOTAL				$(7,166)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2015

Shares	Description	Value
Common Stocks – 98.7%
Australia – 6.0%
39,279	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	$55,026
6,131	Blackmores Ltd. (Household & Personal Products)	969,437
36,540	BT Investment Management Ltd. (Diversified Financials)	339,830
75,536	Caltex Australia Ltd. (Energy)	2,064,680
88,980	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	599,987
33,790	Domino’s Pizza Enterprises Ltd. (Consumer Services)	1,409,835
4,830	Event Hospitality and Entertainment Ltd. (Media)	57,771
23,321	Harvey Norman Holdings Ltd. (Retailing)	70,498
32,645	Japara Healthcare Ltd. (Health Care Equipment & Services)	75,708
14,587	Macquarie Group Ltd. (Diversified Financials)	872,638
59,365	Magellan Financial Group Ltd. (Diversified Financials)	1,166,832
161,099	Newcrest Mining Ltd. (Materials)*	1,524,354
22,980	nib holdings Ltd. (Insurance)	58,631
120,547	Nufarm Ltd. (Materials)	728,017
15,845	Platinum Asset Management Ltd. (Diversified Financials)	92,589
26,605	Premier Investments Ltd. (Retailing)	273,160
1,539,363	Qantas Airways Ltd. (Transportation)*	4,562,781
38,948	Ramsay Health Care Ltd. (Health Care Equipment & Services)	1,915,159
20,300	SAI Global Ltd. (Commercial & Professional Services)	61,571
405,015	Scentre Group (REIT)	1,228,470
22,371	Sonic Healthcare Ltd. (Health Care Equipment & Services)	289,641
42,096	The Star Entertainment Grp Ltd. (Consumer Services)	154,469
468,658	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	2,813,889
90,681	Westpac Banking Corp. (Banks)	2,198,087
64,429	Woodside Petroleum Ltd. (Energy)	1,342,311
57,584	Woolworths Ltd. (Food & Staples Retailing)	1,021,685

		25,947,056

Austria – 0.0%
8,273	Austria Technologie & Systemtechnik AG (Technology Hardware & Equipment)	130,575

Belgium – 1.2%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	860,677
10,187	Delhaize Group (Food & Staples Retailing)	991,466
2,028	Intervest Offices & Warehouses NV (REIT)*	53,575

Common Stocks – (continued)
Belgium – (continued)
51,060	KBC Groep NV (Banks)	$3,192,586
2,439	Tessenderlo Chemie NV (Materials)*	72,848
836	Van de Velde NV (Consumer Durables & Apparel)	57,025

		5,228,177

Bermuda – 0.1%
23,279	Frontline Ltd. (Energy)	66,759
13,862	Hiscox Ltd. (Insurance)	214,907

		281,666

China – 0.3%
64,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	416,343
1,703,000	FIH Mobile Ltd. (Technology Hardware & Equipment)	648,128

		1,064,471

Denmark – 1.2%
6,024	Chr. Hansen Holding A/S (Materials)	376,804
9,877	GN Store Nord A/S (Health Care Equipment & Services)	179,252
5,510	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	319,019
8,582	Pandora A/S (Consumer Durables & Apparel)	1,082,052
2,963	Royal Unibrew A/S (Food, Beverage & Tobacco)	120,421
45,818	Vestas Wind Systems A/S (Capital Goods)	3,199,874

		5,277,422

Finland – 0.9%
75,406	Neste OYJ (Energy)	2,250,560
87,694	UPM-Kymmene OYJ (Materials)	1,628,067

		3,878,627

France – 12.1%
162,343	AXA SA (Insurance)	4,435,791
76,078	BNP Paribas SA (Banks)	4,304,290
1,636	Cap Gemini SA (Software & Services)	151,797
13,517	Christian Dior SE (Consumer Durables & Apparel)	2,296,030
24,525	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	2,334,353
134,669	Credit Agricole SA (Banks)	1,586,959
3,936	Gecina SA (REIT)	478,506
27,595	Klepierre (REIT)	1,226,592
54,053	Legrand SA (Capital Goods)	3,057,523
174,492	Natixis SA (Banks)	987,117
127,845	Orange SA (Telecommunication Services)	2,138,301
163,669	Peugeot SA (Automobiles & Components)*	2,868,941
33,276	Renault SA (Automobiles & Components)	3,330,778

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
34,456	Safran SA (Capital Goods)	$2,367,223
24,451	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,083,758
74,067	SCOR SE (Insurance)	2,771,420
3,988	SEB SA (Consumer Durables & Apparel)	409,413
8,999	Societe BIC SA (Commercial & Professional Services)	1,480,830
81,883	Societe Generale SA (Banks)	3,773,345
41,297	Thales SA (Capital Goods)	3,091,069
13,239	UBISOFT Entertainment (Software & Services)*	383,151
19,074	Valeo SA (Automobiles & Components)	2,940,728
56,426	Vinci SA (Capital Goods)	3,616,611

		52,114,526

Germany – 8.8%
118,950	ADVA Optical Networking SE (Technology Hardware & Equipment)*	1,436,270
29,534	Allianz SE (Registered) (Insurance)	5,206,196
15,296	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,910,323
12,606	Continental AG (Automobiles & Components)	3,049,517
5,878	CTS Eventim AG & Co. KGaA (Media)	233,059
594	Daimler AG (Registered) (Automobiles & Components)	49,631
259,148	Deutsche Telekom AG (Registered) (Telecommunication Services)	4,654,467
22,764	Drillisch AG (Telecommunication Services)	957,692
47,591	Freenet AG (Telecommunication Services)	1,605,951
3,968	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	333,449
52,655	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	3,750,734
25,975	Hannover Rueck SE (Insurance)	2,966,073
706	Henkel AG & Co. KGaA (Household & Personal Products)	67,531
21,679	Hochtief AG (Capital Goods)	2,010,674
76,877	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	1,120,768
1,971	KUKA AG (Capital Goods)(a)	176,377
11,550	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	1,118,281
19,234	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	3,832,127
4,248	Nemetschek AG (Software & Services)	210,859
24,382	Nordex SE (Capital Goods)*	856,346
14,461	ProSiebenSat.1 Media SE (Registered) (Media)	729,577
2,048	STRATEC Biomedical AG (Health Care Equipment & Services)	135,159

Common Stocks – (continued)
Germany – (continued)
13,751	Symrise AG (Materials)	$910,295
8,620	United Internet AG (Registered) (Software & Services)	473,920
949	XING AG (Software & Services)	175,125

		37,970,401

Hong Kong – 3.3%
168,000	AIA Group Ltd. (Insurance)	1,003,814
683,500	BOC Hong Kong Holdings Ltd. (Banks)	2,079,905
115,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	1,062,471
191,464	Cheung Kong Property Holdings Ltd. (Real Estate)	1,238,578
852,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	356,345
116,964	CK Hutchison Holdings Ltd. (Capital Goods)	1,572,222
366,500	CLP Holdings Ltd. (Utilities)	3,106,456
130,000	Giordano International Ltd. (Retailing)	60,722
16,100	Hang Seng Bank Ltd. (Banks)	305,149
552,970	Hong Kong & China Gas Co. Ltd. (Utilities)	1,082,185
1,100	Jardine Matheson Holdings Ltd. (Capital Goods)	53,383
590,000	Sino Land Co. Ltd. (Real Estate)	859,486
297,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	194,438
28,000	Swire Pacific Ltd. Class A (Real Estate)	312,763
32,000	Wheelock & Co. Ltd. (Real Estate)	134,278
191,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	648,710

		14,070,905

Ireland – 0.4%
24,922	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,709,834
41,047	Total Produce PLC (Food & Staples Retailing)(a)	65,573

		1,775,407

Israel – 0.0%
6,854	Mizrahi Tefahot Bank Ltd. (Banks)	81,861

Italy – 1.8%
13,721	ACEA SpA (Utilities)	210,983
6,147	ASTM SpA (Transportation)	77,157
625,813	Banca Popolare di Milano Scarl (Banks)	619,844
3,686	DiaSorin SpA (Health Care Equipment & Services)	193,594
27,209	Enel SpA (Utilities)	114,095
1,626	Exor SpA (Diversified Financials)	73,799
59,332	Finmeccanica SpA (Capital Goods)*	824,968
257,892	Intesa Sanpaolo SpA RNC (Banks)	787,792
862,061	Intesa Sanpaolo SpA (Banks)	2,862,905
157,321	Iren SpA (Utilities)	253,878
10,076	La Doria SpA (Food, Beverage & Tobacco)	142,661

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
131,653	Mediaset SpA (Media)	$545,556
3,444	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	89,857
190,599	Saras SpA (Energy)*(a)	367,525
135,322	UniCredit SpA (Banks)	748,153

		7,912,767

Japan – 26.2%
37,700	AEON Financial Service Co. Ltd. (Diversified Financials)	842,170
2,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	120,507
92,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	2,178,167
70,900	Alfresa Holdings Corp. (Health Care Equipment & Services)	1,400,296
16,300	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	442,024
21,000	Amada Holdings Co. Ltd. (Capital Goods)	200,396
21,600	Amano Corp. (Technology Hardware & Equipment)	292,154
15,400	AOC Holdings, Inc. (Energy)*	44,984
63,200	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	1,978,439
5,700	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	70,206
256,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	3,645,779
14,400	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	304,231
32,000	Calbee, Inc. (Food, Beverage & Tobacco)	1,351,329
4,200	Central Japan Railway Co. (Transportation)	745,643
1,900	Century Tokyo Leasing Corp. (Diversified Financials)	67,871
27,100	Chubu Electric Power Co., Inc. (Utilities)	371,100
17,000	Daihen Corp. (Capital Goods)	80,052
157,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,256,946
3,740	Daito Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	107,654
118,500	Daiwa House Industry Co. Ltd. (Real Estate)	3,406,443
41,000	Daiwa Securities Group, Inc. (Diversified Financials)	250,661
4,000	Electric Power Development Co. Ltd. (Utilities)	142,467
4,700	Falco Holdings Co., Ltd. (Health Care Equipment & Services)	57,279
77,700	Fuji Heavy Industries Ltd. (Automobiles & Components)	3,200,951

Common Stocks – (continued)
Japan – (continued)
71,700	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	$2,992,220
1,100	Fuyo General Lease Co. Ltd. (Diversified Financials)	51,802
3,200	Hiday Hidaka Corp. (Consumer Services)	91,917
2,800	HIS Co. Ltd. (Consumer Services)	93,531
13,000	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	545,776
7,000	Hokuriku Electric Power Co. (Utilities)	103,449
26,100	Honda Motor Co. Ltd. (Automobiles & Components)	834,196
58,100	Hoya Corp. (Health Care Equipment & Services)	2,375,859
3,500	Ibiden Co. Ltd. (Technology Hardware & Equipment)(a)	50,177
37,000	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	685,758
50,900	Isuzu Motors Ltd. (Automobiles & Components)	548,327
35,200	IT Holdings Corp. (Software & Services)	804,279
252,400	ITOCHU Corp. (Capital Goods)	2,985,501
17,200	J. Front Retailing Co. Ltd. (Retailing)	250,047
75,700	Japan Airlines Co. Ltd. (Transportation)	2,709,523
17,800	Japan Exchange Group, Inc. (Diversified Financials)	278,246
10,200	JTEKT Corp. (Capital Goods)	166,955
415,400	JX Holdings, Inc. (Energy)	1,743,468
16,700	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,141,164
30,200	Kao Corp. (Household & Personal Products)	1,551,940
99,300	KDDI Corp. (Telecommunication Services)	2,578,840
27,000	Kinden Corp. (Capital Goods)	344,279
89,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,208,366
36,900	Konami Holdings Corp. (Software & Services)	878,388
15,000	Konica Minolta, Inc. (Technology Hardware & Equipment)	150,228
3,900	K’s Holdings Corp. (Retailing)	132,802
4,000	Kusuri No Aoki Co. Ltd. (Food & Staples Retailing)	195,243
3,480	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	298,444
28,300	Kyushu Electric Power Co., Inc. (Utilities)*	308,445
8,800	Marvelous, Inc. (Software & Services)(a)	66,946
18,300	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	933,825
156,100	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	2,689,390

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
520,900	Mitsubishi UFJ Financial Group, Inc. (Banks)	$3,226,584
42,300	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	217,686
1,748,600	Mizuho Financial Group, Inc. (Banks)	3,497,201
2,500	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	177,160
91,600	MS&AD Insurance Group Holdings, Inc. (Insurance)	2,686,140
35,700	Nexon Co. Ltd. (Software & Services)	580,758
24,000	Nichirei Corp. (Food, Beverage & Tobacco)	176,840
517,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	2,605,769
171,000	Nippon Express Co. Ltd. (Transportation)	803,568
53,200	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,117,260
252,700	Nissan Motor Co. Ltd. (Automobiles & Components)	2,645,957
15,800	Nomura Research Institute Ltd. (Software & Services)	606,780
5,000	NS Solutions Corp. (Software & Services)	113,929
22,500	NTT Data Corp. (Software & Services)	1,087,788
7,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	266,467
12,000	PanaHome Corp. (Consumer Durables & Apparel)	90,657
19,000	Riken Corp. (Automobiles & Components)	66,824
6,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	97,680
10,000	Ryosan Co. Ltd. (Technology Hardware & Equipment)	256,706
6,000	SAMTY Co. Ltd. (Real Estate)	62,564
10,000	San-Ai Oil Co. Ltd. (Energy)	81,545
6,800	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	124,117
37,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	617,378
71,400	Seiko Epson Corp. (Technology Hardware & Equipment)	1,099,500
51,800	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	676,315
190,900	Sekisui House Ltd. (Consumer Durables & Apparel)	3,209,746
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,323,174
16,700	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	107,061
57,200	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,587,169

Common Stocks – (continued)
Japan – (continued)
12,100	SoftBank Group Corp. (Telecommunication Services)	$610,692
90,900	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	2,984,674
9,900	Space Co. Ltd. (Commercial & Professional Services)	112,860
43,500	Sumitomo Corp. (Capital Goods)	443,497
81,700	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	962,545
39,400	Sumitomo Electric Industries Ltd. (Automobiles & Components)	556,361
14,300	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	192,951
78,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,973,995
202,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	765,041
8,800	Systena Corp. (Software & Services)	103,526
8,500	T&D Holdings, Inc. (Insurance)	112,145
5,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	249,297
775,000	Teijin Ltd. (Materials)	2,641,097
10,500	Temp Holdings Co. Ltd. (Commercial & Professional Services)	162,757
7,800	The Chugoku Electric Power Co., Inc. (Utilities)	102,986
28,200	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	469,183
6,100	The Kansai Electric Power Co., Inc. (Utilities)*	73,138
4,800	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	116,677
33,200	Tohoku Electric Power Co., Inc. (Utilities)	415,044
700	Token Corp. (Consumer Durables & Apparel)	54,030
69,400	Tokio Marine Holdings, Inc. (Insurance)	2,680,549
21,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,290,457
9,000	Tokyo Tatemono Co. Ltd. (Real Estate)	97,954
12,000	Tokyo Tekko Co. Ltd. (Materials)	53,584
277,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	2,552,047
13,200	Tosei Corp. (Real Estate)	83,277
26,800	Toyota Motor Corp. (Automobiles & Components)	1,650,318
2,900	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	11,547
45,200	West Japan Railway Co. (Transportation)	3,124,361
301,300	Yamada Denki Co. Ltd. (Retailing)	1,301,474
33,700	Yamaha Motor Co. Ltd. (Automobiles & Components)	755,396
5,200	Yusen Logistics Co. Ltd. (Transportation)	69,421

		113,330,284

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Jordan – 0.5%
65,791	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	$2,230,281

Luxembourg – 0.2%
14,441	Aperam (Materials)*	513,449
79,221	Regus PLC (Commercial & Professional Services)	389,258

		902,707

Netherlands – 3.4%
12,145	Corbion NV (Food, Beverage & Tobacco)	294,049
35,387	Heineken Holding NV (Food, Beverage & Tobacco)	2,724,329
29,531	Heineken NV (Food, Beverage & Tobacco)	2,516,542
325,458	ING Groep NV CVA (Banks)(b)	4,403,459
59,257	Koninklijke Ahold NV (Food & Staples Retailing)	1,249,934
4,705	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	396,396
77	Royal Dutch Shell PLC Class A (Energy)	1,756
87,149	Wolters Kluwer NV (Media)	2,926,772

		14,513,237

New Zealand – 0.5%
144,409	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	877,893
76,291	Nuplex Industries Ltd. (Materials)	247,590
36,839	The New Zealand Refining Co. Ltd. (Energy)	94,485
157,069	Z Energy Ltd. (Energy)	725,230

		1,945,198

Norway – 2.4%
6,860	DNB ASA (Banks)	84,524
47,005	Gjensidige Forsikring ASA (Insurance)	752,321
4,535	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	168,570
348,534	Norsk Hydro ASA (Materials)	1,295,536
334,352	Orkla ASA (Food, Beverage & Tobacco)	2,637,677
188,788	Statoil ASA (Energy)(a)	2,632,984
10,324	Tomra Systems ASA (Commercial & Professional Services)	111,181
63,661	Yara International ASA (Materials)	2,737,949

		10,420,742

Portugal – 0.0%
16,846	Altri SGPS SA (Materials)	87,197

Singapore – 0.5%
55,604	DBS Group Holdings Ltd. (Banks)	651,651
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	73,342

Common Stocks – (continued)
Singapore – (continued)
145,100	SATS Ltd. (Transportation)	$392,471
120,000	Singapore Telecommunications Ltd. (Telecommunication Services)	309,392
69,000	UOL Group Ltd. (Real Estate)	302,403
46,600	Venture Corp. Ltd. (Technology Hardware & Equipment)	269,169

		1,998,428

South Africa – 0.6%
142,310	Mondi PLC (Materials)	2,789,381

Spain – 4.5%
2,482	ACS Actividades de Construccion y Servicios SA (Capital Goods)	72,617
79,785	Amadeus IT Holding SA Class A (Software & Services)	3,516,496
628,923	Banco Santander SA (Banks)	3,093,906
7,739	Bankinter SA (Banks)	54,880
132,494	Endesa SA (Utilities)	2,661,758
72,980	Ferrovial SA (Capital Goods)	1,650,313
162,233	Gamesa Corp. Tecnologica SA (Capital Goods)	2,777,423
16,399	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	757,991
93,447	Iberdrola SA (Utilities)	662,443
109,864	Industria de Diseno Textil SA (Retailing)	3,774,282
23,745	Mediaset Espana Comunicacion SA (Media)	258,341
13,785	Papeles y Cartones de Europa SA (Materials)	77,658

		19,358,108

Sweden – 1.6%
10,347	Atlas Copco AB (Capital Goods)	237,882
25,717	Axfood AB (Food & Staples Retailing)	445,424
17,561	BillerudKorsnas AB (Materials)	324,995
28,989	Fastighets AB Balder Class B (Real Estate)*	713,673
42,710	Intrum Justitia AB (Commercial & Professional Services)	1,453,323
31,635	Nordea Bank AB (Banks)	347,092
2,133	Svenska Cellulosa AB SCA Class A (Household & Personal Products)	61,786
80,348	Swedish Match AB (Food, Beverage & Tobacco)	2,839,290
8,097	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	275,352

		6,698,817

Switzerland – 7.1%
23,423	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,254,477
43,672	Adecco SA (Registered) (Commercial & Professional Services)*	2,989,031
1,906	Autoneum Holding AG (Automobiles & Components)*	383,781

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
4,801	Baloise Holding AG (Registered) (Insurance)	$608,471
745	Banque Cantonale Vaudoise (Registered) (Banks)*	472,639
3,776	Basilea Pharmaceutica AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	363,028
24	Chocoladefabriken Lindt & Spruengli AG (Registered) (Food, Beverage & Tobacco)*	1,788,019
712	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)*	483,541
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,550,902
1,006	Flughafen Zuerich AG (Registered) (Transportation)	754,814
428	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	503,918
5,140	Geberit AG (Registered) (Capital Goods)	1,740,932
20,071	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,264,245
9,857	Nestle SA (Registered) (Food, Beverage & Tobacco)	731,737
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,206,678
2,475	Partners Group Holding AG (Diversified Financials)	890,095
10,955	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,035,723
40,237	Swiss Re AG (Insurance)	3,929,799
139	Vaudoise Assurances Holding SA (Insurance)	72,026
51,650	Wolseley PLC (Capital Goods)	2,805,261

		30,829,117

United Kingdom – 14.6%
56,774	3i Group PLC (Diversified Financials)	402,177
4,294	Admiral Group PLC (Insurance)	104,927
88,884	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,017,612
15,643	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,056,643
69,647	BAE Systems PLC (Capital Goods)	512,777
54,919	Barclays PLC (Banks)	176,772
30,441	Bellway PLC (Consumer Durables & Apparel)	1,272,842
49,909	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	2,713,229
6,399	Bodycote PLC (Capital Goods)	53,419
178,747	Booker Group PLC (Food & Staples Retailing)	477,053
110,945	British American Tobacco PLC (Food, Beverage & Tobacco)	6,161,224

Common Stocks – (continued)
United Kingdom – (continued)
27,422	BT Group PLC (Telecommunication Services)	$190,407
14,449	Cobham PLC (Capital Goods)	60,337
15,032	Diageo PLC (Food, Beverage & Tobacco)	410,490
36,267	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	1,210,180
23,250	Domino’s Pizza Group PLC (Consumer Services)	360,352
148,729	DS Smith PLC (Materials)	870,000
78,621	easyJet PLC (Transportation)	2,016,391
6,865	Galliford Try PLC (Capital Goods)	154,254
35,759	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,442,876
90,591	Great Portland Estates PLC (REIT)	1,104,164
37,709	Greene King PLC (Consumer Services)	516,238
18,798	Greggs PLC (Food & Staples Retailing)	364,433
36,732	Hammerson PLC (REIT)	324,724
112,633	Hansteen Holdings PLC (REIT)	190,913
186,562	Henderson Group PLC (Diversified Financials)	847,928
124,560	HSBC Holdings PLC (Banks)	983,304
78,308	IG Group Holdings PLC (Diversified Financials)	925,798
81,749	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	4,317,790
89,787	Inchcape PLC (Retailing)	1,035,933
39,763	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)	109,883
329,377	International Consolidated Airlines Group SA (Transportation)	2,952,268
630,048	ITV PLC (Media)	2,565,147
108,139	Lancashire Holdings Ltd. (Insurance)	997,377
21,924	Land Securities Group PLC (REIT)	380,053
122,600	Moneysupermarket.com Group PLC (Software & Services)	663,216
313,874	National Grid PLC (Utilities)	4,328,820
9,667	Next PLC (Retailing)	1,037,954
4,530	Novae Group PLC (Insurance)	59,878
810	Rank Group PLC (Consumer Services)	3,406
49,416	Reckitt Benckiser Group PLC (Household & Personal Products)	4,572,282
100,923	RELX NV (Media)	1,699,775
4,989	Rightmove PLC (Media)	303,182
8,695	Rio Tinto PLC (Materials)	253,157
22,655	Safestore Holdings PLC (REIT)	119,106
86,549	Severn Trent PLC (Utilities)	2,766,677
167,143	Sky PLC (Media)	2,739,934
36,085	Unilever PLC (Household & Personal Products)	1,547,763
13,690	Unilever PLC ADR (Household & Personal Products)(a)	590,299
160,621	United Utilities Group PLC (Utilities)	2,211,641

		63,177,005

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – 0.5%
39,581	Carnival PLC ADR (Consumer Services)(a)	$2,252,951

TOTAL COMMON STOCKS
(Cost $357,899,260)		$426,267,314

Shares	Description	Rate	Value
Preferred Stocks – 0.4%
Germany – 0.4%
14,255	Henkel AG & Co. KGaA (Household & Personal Products)	1.310%	$1,590,887
4,614	Sixt SE (Transportation)	0.820	189,396

TOTAL PREFERRED STOCKS
(Cost $1,212,181)			$1,780,283

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $359,111,441)			$428,047,597

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,320,125	0.285%	$3,320,125
(Cost $3,320,125)

TOTAL INVESTMENTS – 99.9%
(Cost $362,431,566)		$431,367,722

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		464,582

NET ASSETS – 100.0%		$431,832,304

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	111	March 2016	$3,959,052	$46,111
FTSE 100 Index	21	March 2016	1,918,789	43,293
Hang Seng Index	1	January 2016	141,354	(323)
MSCI Singapore Index	5	January 2016	114,112	216
SPI 200 Index	8	March 2016	766,155	29,406
TSE TOPIX Index	14	March 2016	1,802,488	(4,414)
TOTAL				$114,289

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2015

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,376,957,898, $362,225,597, $810,608,129 and $359,111,441)(a)	$1,540,041,952	$295,527,822	$1,057,056,257	$428,047,597
Investments in affiliated issuer, at value (cost $76,057,604, $0, $0 and $0)	76,057,604	—	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	19,803,509	3,320,125
Cash	8,464,799	—	12,810,532	6,173,112
Foreign currencies, at value (cost $0, $0, $0 and $2,261,254)	—	—	—	2,252,202
Receivables:
Investments sold	10,843,399	15,791,447	—	—
Fund shares sold	10,389,220	632,100	788,520	3,310,944
Dividends	2,503,656	416,802	1,117,388	325,635
Reimbursement from investment adviser	106,341	—	—	—
Foreign tax reclaims	—	1,225,492	—	297,634
Securities lending income	—	—	39,057	10,801
Total assets	1,648,406,971	313,593,663	1,091,615,263	443,738,050

Liabilities:
Written options, at value (premiums received $10,810,872, $2,745,815, $0 and $0)	10,809,920	2,458,818	—	—
Due to custodian — foreign currencies, at value (cost $0, $684,859, $0 and $0)	—	673,104	—	—
Variation margin on certain derivative contracts	406,074	4,080	65,932	11,687
Payables:
Investments purchased	25,251,072	7,828,566	—	—
Fund shares redeemed	9,249,850	7,177,105	25,408,097	8,115,910
Management fees	966,246	214,175	631,567	346,907
Distribution and Service fees and Transfer Agency fees	210,623	17,080	78,513	16,720
Payable upon return of securities loaned	—	—	19,803,509	3,320,125
Due to custodian	—	295,415	—	—
Accrued expenses and other liabilities	103,032	111,123	213,132	94,397
Total liabilities	46,996,817	18,779,466	46,200,750	11,905,746

Net Assets:
Paid-in capital	1,425,088,042	365,602,471	850,365,998	453,625,941
Undistributed (distributions in excess of) net investment income	1,201,072	(93,495)	961,022	(64,643)
Accumulated net realized gain (loss)	12,070,747	(4,150,436)	(52,353,469)	(90,752,175)
Net unrealized gain (loss)	163,050,293	(66,544,343)	246,440,962	69,023,181
NET ASSETS	$1,601,410,154	$294,814,197	$1,045,414,513	$431,832,304
Net Assets:
Class A	$194,236,670	$9,531,700	$57,913,325	$3,408,481
Class C	90,090,987	3,328,718	22,193,545	811,649
Institutional	1,262,976,509	281,204,451	957,272,685	426,168,266
Service	—	—	1,235,512	—
Class IR	54,105,988	749,328	6,799,446	1,443,908
Total Net Assets	$1,601,410,154	$294,814,197	$1,045,414,513	$431,832,304
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	17,130,316	1,453,524	3,352,319	392,980
Class C	7,963,960	524,208	1,346,652	96,083
Institutional	111,656,652	43,559,377	54,603,576	49,614,331
Service	—	—	71,282	—
Class IR	4,777,290	116,291	387,709	166,887
Net asset value, offering and redemption price per share:(b)
Class A	$11.34	$6.56	$17.28	$8.67
Class C	11.31	6.35	16.48	8.45
Institutional	11.31	6.46	17.53	8.59
Service	—	—	17.33	—
Class IR	11.33	6.44	17.54	8.65

(a)	Includes loaned securities having a market value of $19,016,126 and $3,175,537 for the U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity, International Tax-Managed Equity Funds is $12.00, $6.94, $18.29 and $9.17, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement of Operations

For the Fiscal Year Ended December 31, 2015

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax- Managed Equity Fund	International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $58,727, $1,047,371, $317 and $936,561)	$43,610,379	$13,524,865	$18,424,254	$10,497,865
Dividends — affiliated issuer	14,381	—	—	—
Securities lending income — affiliated issuer	—	—	464,086	251,718
Total investment income	43,624,760	13,524,865	18,888,340	10,749,583

Expenses:
Management fees	10,828,918	3,034,758	6,978,879	3,390,832
Distribution and Service fees(a)	1,204,636	55,328	330,349	11,259
Transfer Agency fees(a)	1,039,943	170,575	521,397	165,381
Registration fees	133,085	57,369	65,448	55,302
Custody, accounting and administrative services	132,734	182,355	78,229	180,832
Professional fees	87,751	129,140	100,338	94,152
Printing and mailing costs	77,130	27,525	33,018	21,315
Trustee fees	28,856	25,788	27,665	25,422
Service share fees — Service Plan	—	—	1,880	—
Service share fees — Shareholder Administration Plan	—	—	1,880	—
Other	47,225	15,193	28,896	19,976
Total expenses	13,580,278	3,698,031	8,167,979	3,964,471
Less — expense reductions	(391,654)	(2,920)	(13,699)	(27,710)
Net expenses	13,188,624	3,695,111	8,154,280	3,936,761
NET INVESTMENT INCOME	30,436,136	9,829,754	10,734,060	6,812,822

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — affiliated issuer	19	—	—	—
Investments	39,954,124	12,563,251	(48,999,527)	(29,487,692)
Futures contracts	4,197,036	624,749	903,707	(260,431)
Foreign currency transactions	—	(1,223,159)	—	(29,386)
Written options	20,172,394	(4,935,672)	—	—
Net change in unrealized gain (loss) on:
Investments	(59,319,773)	(32,428,767)	31,174,859	34,389,993
Futures contracts	(460,856)	115,810	(9,886)	74,501
Foreign currency translation	—	10,939	—	(15,639)
Written options	(482,852)	419,084	—	—
Net realized and unrealized gain (loss)	4,060,092	(24,853,765)	(16,930,847)	4,671,346
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,496,228	$(15,024,011)	$(6,196,787)	$11,484,168

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$439,692	$764,944	$334,168	$145,340	$477,393	$—	$83,042
International Equity Dividend and Premium	24,915	30,413	18,935	5,779	144,343	—	1,518
U.S. Tax-Managed Equity	139,478	190,871	106,004	36,265	367,437	301	11,390
International Tax-Managed Equity	6,667	4,592	5,068	872	158,020	—	1,421

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income	$30,436,136	$30,185,118
Net realized gain	64,323,573	73,366,733
Net change in unrealized gain (loss)	(60,263,481)	38,490,250
Net increase (decrease) in net assets resulting from operations	34,496,228	142,042,101

Distributions to shareholders:
From net investment income
Class A Shares	(2,983,321)	(3,110,424)
Class C Shares	(762,284)	(833,020)
Institutional Shares	(24,952,520)	(24,915,119)
Service Shares	—	—
Class IR Shares	(884,725)	(836,386)
From net realized gains
Class A Shares	(7,493,842)	(6,251,267)
Class C Shares	(3,387,824)	(2,813,376)
Institutional Shares	(49,625,833)	(43,342,071)
Class IR Shares	(2,043,525)	(1,500,736)
Total distributions to shareholders	(92,133,874)	(83,602,399)

From share transactions:
Proceeds from sales of shares	434,055,698	319,904,406
Reinvestment of distributions	81,914,708	72,709,963
Cost of shares redeemed	(293,200,186)	(357,242,749)
Net increase (decrease) in net assets resulting from share transactions	222,770,220	35,371,620
TOTAL INCREASE (DECREASE)	165,132,574	93,811,322

Net assets:
Beginning of year	1,436,277,580	1,342,466,258
End of year	$1,601,410,154	$1,436,277,580
Undistributed (distributions in excess of) net investment income	$1,201,072	$563,006

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2014

$9,829,754	$15,441,775	$10,734,060	$5,766,523	$6,812,822	$8,842,547
7,029,169	4,456,504	(48,095,820)	(2,043,103)	(29,777,509)	(17,394,948)
(31,882,934)	(43,489,593)	31,164,973	83,535,821	34,448,855	(10,341,689)
(15,024,011)	(23,591,314)	(6,196,787)	87,259,241	11,484,168	(18,894,090)

(187,384)	(317,068)	(368,040)	(176,905)	(38,028)	(52,969)
(44,943)	(62,090)	(19,448)	—	(7,200)	(3,009)
(7,913,955)	(14,093,242)	(9,925,748)	(5,400,255)	(6,266,165)	(8,918,554)
—	—	(9,114)	—	—	—
(14,810)	(39,963)	(59,966)	(23,594)	(20,104)	(5,515)

(152,285)	(341,348)	—	—	—	—
(52,312)	(86,092)	—	—	—	—
(5,346,252)	(13,463,468)	—	—	—	—
(12,537)	(28,895)	—	—	—	—
(13,724,478)	(28,432,166)	(10,382,316)	(5,600,754)	(6,331,497)	(8,980,047)

104,320,071	159,284,006	389,850,321	277,231,053	179,753,113	157,935,324
13,554,512	27,828,550	10,087,140	5,504,778	6,331,416	8,977,898
(223,876,777)	(123,752,731)	(144,600,334)	(98,808,216)	(78,004,097)	(52,524,848)
(106,002,194)	63,359,825	255,337,127	183,927,615	108,080,432	114,388,374
(134,750,683)	11,336,345	238,758,024	265,586,102	113,233,103	86,514,237

429,564,880	418,228,535	806,656,489	541,070,387	318,599,201	232,084,964
$294,814,197	$429,564,880	$1,045,414,513	$806,656,489	$431,832,304	$318,599,201
$(93,495)	$(543,089)	$961,022	$732,302	$(64,643)	$(524,208)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$11.76	$0.21		$0.04	$0.25	$(0.20)	$(0.47)	$(0.67)
2015 - C	11.74	0.12		0.03	0.15	(0.11)	(0.47)	(0.58)
2015 - Institutional	11.73	0.25		0.04	0.29	(0.24)	(0.47)	(0.71)
2015 - IR	11.75	0.24		0.04	0.28	(0.23)	(0.47)	(0.70)
2014 - A	11.26	0.23		0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14		0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27		0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - IR	11.25	0.26		0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20		2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13		2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25		2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23		2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(d)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(d)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(d)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(d)	0.26	0.47	(0.22)	(0.25)	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.34	2.08%	$194,237	1.17%	1.20%	1.75%		39%
11.31	1.26	90,091	1.92	1.95	1.01		39
11.31	2.49	1,262,977	0.77	0.80	2.15		39
11.33	2.34	54,106	0.92	0.95	2.03		39
11.76	10.47	172,832	1.19	1.20	1.96		53
11.74	9.68	74,125	1.94	1.95	1.21		53
11.73	10.83	1,149,361	0.79	0.80	2.36		53
11.75	10.75	39,960	0.94	0.95	2.21		53
11.26	24.58	167,149	1.19	1.21	1.92		69
11.24	23.61	66,872	1.94	1.96	1.17		69
11.24	25.14	1,072,965	0.79	0.81	2.32		69
11.25	24.93	35,480	0.94	0.96	2.18		69
9.60	10.30	145,184	1.21	1.22	2.48		67
9.59	9.57	45,243	1.96	1.97	1.83		67
9.58	10.74	895,258	0.81	0.82	2.83		67
9.59	10.60	19,787	0.96	0.97	2.90		67
9.39	4.90	70,499	1.24	1.25	1.94	(d)	90
9.38	4.03	17,378	1.99	2.00	1.14	(d)	90
9.37	5.31	688,194	0.84	0.85	2.29	(d)	90
9.38	5.05	1,425	0.99	1.00	2.20	(d)	90

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$7.14	$0.16	(c)(d)	$(0.49)	$(0.33)	$(0.14)	$(0.11)	$(0.25)
2015 - C	6.94	0.09	(c)(d)	(0.47)	(0.38)	(0.10)	(0.11)	(0.21)
2015 - Institutional	7.03	0.18	(c)(d)	(0.48)	(0.30)	(0.16)	(0.11)	(0.27)
2015 - IR	7.02	0.16	(c)(d)	(0.48)	(0.32)	(0.15)	(0.11)	(0.26)
2014 - A	8.00	0.25	(c)(e)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(c)(e)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(c)(e)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - IR	7.88	0.28	(c)(e)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19	(c)	0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12	(c)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20	(c)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(c)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)
2011 - A	8.17	0.21	(f)	(1.20)	(0.99)	(0.23)	(0.35)	(0.58)
2011 - C	8.02	0.16	(f)	(1.19)	(1.03)	(0.17)	(0.35)	(0.52)
2011 - Institutional	8.07	0.24	(f)	(1.18)	(0.94)	(0.26)	(0.35)	(0.61)
2011 - IR	8.06	0.24	(f)	(1.18)	(0.94)	(0.25)	(0.35)	(0.60)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.
(f)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(a)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$6.56	(4.80)%	$9,532	1.37%	1.37%	2.26	%(d)	100%
6.35	(5.59)	3,329	2.12	2.12	1.38	(d)	100
6.46	(4.42)	281,204	0.97	0.97	2.65	(d)	100
6.44	(4.69)	749	1.12	1.12	2.33	(d)	100
7.14	(5.30)	10,565	1.35	1.35	3.13	(e)	44
6.94	(6.04)	2,634	2.10	2.10	2.32	(e)	44
7.03	(4.99)	415,503	0.95	0.95	3.45	(e)	44
7.02	(5.16)	862	1.09	1.09	3.52	(e)	44
8.00	15.57	10,323	1.34	1.36	2.56		97
7.80	14.68	2,582	2.10	2.11	1.54		97
7.89	16.14	403,776	0.94	0.96	2.71		97
7.88	15.98	1,547	1.09	1.11	2.74		97
7.31	14.48	14,952	1.30	1.37	3.51		60
7.15	13.71	1,640	2.05	2.11	1.99		60
7.21	14.93	366,136	0.90	0.95	2.68		60
7.20	14.56	2,133	1.05	1.10	4.06		60
6.60	(12.44)	171,063	1.30	1.38	2.74	(f)	51
6.47	(13.06)	1,502	2.05	2.13	1.87	(f)	51
6.52	(11.99)	116,023	0.90	0.98	3.17	(f)	51
6.52	(12.01)	1,315	1.05	1.13	0.54	(f)	51

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$17.44	$0.13		$(0.18)		$(0.05)	$(0.11)	$—	$(0.11)
2015 - C	16.67	—	(d)	(0.18)		(0.18)	(0.01)	—	(0.01)
2015 - Institutional	17.69	0.20		(0.18)		0.02	(0.18)	—	(0.18)
2015 - Service	17.53	0.12		(0.19)		(0.07)	(0.13)	—	(0.13)
2015 - IR	17.70	0.18		(0.18)		— (d)	(0.16)	—	(0.16)
2014 - A	15.45	0.09		1.97		2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)		1.89		1.85	—	—	—
2014 - Institutional	15.66	0.15		2.01		2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04		2.00		2.04	—	—	—
2014 - IR	15.68	0.13		2.00		2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11		4.22		4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	—	(d)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44	(e)	1.56	(0.12)	—	(0.12)
2012 - C	9.57	0.05		1.38	(e)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46	(e)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45	(e)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46	(e)	1.62	(0.16)	—	(0.16)
2011 - A	9.73	0.09	(f)	0.20		0.29	(0.08)	—	(0.08)
2011 - C	9.39	0.01	(f)	0.20		0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(f)	0.21		0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(f)	0.22		0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(f)	0.23		0.33	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%,14.74%, 14.68%, 15.92%, 15.36% and 15.80%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.28	(0.28)%		$57,913	1.17%	1.17%	0.73%		96%
16.48	(1.05)		22,194	1.92	1.92	(0.02)		96
17.53	0.10		957,273	0.77	0.77	1.12		96
17.33	(0.41)		1,236	1.27	1.27	0.67		96
17.54	(0.03)		6,799	0.92	0.92	0.99		96
17.44	13.32		51,253	1.18	1.19	0.52		57
16.67	12.48		15,750	1.93	1.94	(0.22)		57
17.69	13.78		735,421	0.78	0.79	0.93		57
17.53	13.17		58	1.28	1.29	0.25		57
17.70	13.57		4,175	0.93	0.94	0.78		57
15.45	38.17		34,792	1.15	1.21	0.80		95
14.82	37.07		10,648	1.90	1.96	0.04		95
15.66	38.73		493,729	0.75	0.81	1.17		95
15.49	38.08		411	1.27	1.29	0.81		95
15.68	38.48		843	0.91	0.96	1.02		95
11.38	15.69	(e)	35,890	1.09	1.23	1.13		184
10.95	14.89	(e)	8,228	1.84	1.97	0.44		184
11.54	16.12	(e)	304,435	0.69	0.82	1.65		184
11.46	15.56	(e)	40	1.19	1.32	1.11		184
11.55	16.01	(e)	476	0.84	0.97	1.42		184
9.94	3.02		51,064	1.09	1.24	0.85	(f)	99
9.57	2.22		7,964	1.84	1.99	0.14	(f)	99
10.08	3.43		227,070	0.69	0.84	1.31	(f)	99
10.01	2.92		36	1.19	1.34	0.72	(f)	99
10.09	3.35		494	0.84	0.99	1.01	(f)	99

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2015 - A	$8.45	$0.11		$0.21	$0.32	$(0.10)
2015 - C	8.27	0.02		0.23	0.25	(0.07)
2015 - Institutional	8.36	0.15		0.21	0.36	(0.13)
2015 - IR	8.43	0.07		0.27	0.34	(0.12)
2014 - A	9.18	0.27	(d)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(d)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(d)	(0.77)	(0.49)	(0.25)
2014 - IR	9.17	0.29	(d)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(e)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(e)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(e)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(e)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)
2011 - A	7.90	0.20	(f)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(f)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(f)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(f)	(1.24)	(1.04)	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(e)	Includes a distribution from capital of less than $0.01 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.67	3.77%	$3,408	1.38%	1.39%	1.22%		113%
8.45	3.07	812	2.13	2.13	0.20		113
8.59	4.26	426,168	0.98	0.99	1.71		113
8.65	4.04	1,444	1.13	1.13	0.84		113
8.45	(5.79)	2,151	1.38	1.42	2.98	(d)	106
8.27	(6.55)	181	2.13	2.17	1.71	(d)	106
8.36	(5.48)	316,062	0.98	1.02	3.12	(d)	106
8.43	(5.59)	205	1.13	1.17	3.12	(d)	106
9.18	22.23	3,388	1.31	1.51	1.79		95
9.03	21.38	70	2.10	2.23	1.15		95
9.10	22.70	228,410	0.95	1.08	2.27		95
9.17	22.36	217	1.12	1.21	2.34		95
7.62	17.25	15,384	1.26	1.59	2.44		182
7.55	16.20	32	2.01	2.30	1.52		182
7.59	17.71	134,290	0.86	1.17	2.69		182
7.66	17.68	1	1.02	1.36	5.14		182
6.65	(13.33)	40,837	1.26	1.57	2.60	(f)	88
6.64	(13.88)	19	2.01	2.32	1.72	(f)	88
6.64	(12.92)	101,165	0.86	1.17	2.81	(f)	88
6.64	(13.11)	1	1.01	1.32	2.68	(f)	88

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional and IR	Diversified
U.S. Tax-Managed Equity	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government and Goldman Sachs Financial Square Money Market Funds (“Underlying Funds”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2015:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,540,041,952	$—	$—
Investment Company	76,057,604	—	—
Total	$1,616,099,556	$—	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(34,713)	$—	$—
Written Options	(10,809,920)	—	—
Total	$(10,844,633)	$—	$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,901,131	$82,050,671	$—
Australia and Oceania	—	20,144,361	—
Europe	17,743,912	173,082,116	—
North America	404,929	200,702	—
Total	$20,049,972	$275,477,850	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(12,104)	$—	$—
Written Options	(2,458,818)	—	—
Total	$(2,470,922)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,057,022,960	$33,297	$—
Securities Lending Reinvestment Vehicle	19,803,509	—	—
Total	$1,076,826,469	$33,297	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. TAX-MANAGED EQUITY (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Futures Contracts	$(7,166)	$—	$—

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$2,789,381	$—
Asia	53,383	132,722,847	—
Australia and Oceania	—	27,892,254	—
Europe	5,447,183	256,607,932	—
North America	2,252,951	281,666	—
Securities Lending Reinvestment Vehicle	3,320,125	—	—
Total	$11,073,642	$420,294,080	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$119,026	$—	$—
Liabilities(b)
Futures Contracts	$(4,737)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities(a)
U.S. Equity Dividend and Premium	Equity	—	$—		Variation margin on certain derivative contracts, Payable for written options, at value	$(10,844,633)
International Equity Dividend and Premium	Equity	—	—		Variation margin on certain derivative contracts, Payable for written options, at value	(2,470,922)
U.S. Tax-Managed Equity	Equity	—	—		Variation margin on certain derivative contracts	(7,166)
International Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	119,026	(a)	Variation margin on certain derivative contracts	(4,737)
Total			$119,026			$(13,327,458)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$24,369,430	$(943,708)	3,176
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(4,310,923)	534,894	2,432

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$903,707	$(9,886)	75
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(260,431)	74,501	135

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2015.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.73%	0.72%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The U.S. Equity Dividend and Premium Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests through at least April 30, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the fiscal year ended December 31, 2015, GSAM waived $72,166 of the Fund’s management fee.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2015, Goldman Sachs advised that it retained the front end sales charges of $46,644, $1,258, $12,969, and $1,899 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. These Other Expense limitations will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$72,166	$298,263	$21,225	$391,654
International Equity Dividend and Premium	—	—	2,920	2,920
U.S. Tax-Managed Equity	—	—	13,699	13,699
International Tax-Managed Equity	—	22,043	5,667	27,710

G.  Line of Credit Facility — As of December 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2015, Goldman Sachs earned $4,102, $11,549, $298 and $9,071 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

The following table provides information about the U.S. Equity Dividend & Premium Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2015:

Underlying Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 12/31/15	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$309,669,141	$(233,611,537)	$76,057,604	$14,381

As of December 31, 2015, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend & Premium	12%	—%
International Equity Dividend & Premium	33	—
U.S. Tax-Managed Equity	—	82
International Tax-Managed Equity	—	89

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2015, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend & Premium	$745,637,097	$565,275,677
International Equity Dividend & Premium	364,877,227	470,500,670
U.S. Tax-Managed Equity	1,203,419,221	942,198,165
International Tax-Managed Equity	547,942,657	435,403,219

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the U.S. Tax-Managed and International Tax-Managed Equity Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended December 31, 2015, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2015		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2015
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Tax-Managed Equity	$51,528	$20,718	$1,915,350
International Tax-Managed Equity	27,969	52,584	1,268,770

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended December 31, 2015:

Fund	Market Value 12/31/14	Purchases at Cost	Proceeds from Sales	Market Value 12/31/15
U.S. Tax-Managed Equity	$31,242,618	$153,497,690	$(164,936,799)	$19,803,509
International Tax-Managed Equity	1,328,478	112,764,707	(110,773,060)	3,320,125

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2015, was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$41,761,162	$12,593,620	$10,382,316	$6,331,497
Net long-term capital gains	50,372,712	1,130,858	—	—
Total taxable distributions	$92,133,874	$13,724,478	$10,382,316	$6,331,497

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2014, was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$40,833,811	$17,688,813	$5,600,754	$8,980,047
Net long-term capital gains	42,768,588	10,743,353	—	—
Total taxable distributions	83,602,399	28,432,166	5,600,754	8,980,047

As of December 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$5,995,585	$68,685	$761,832	$10,253
Undistributed long-term capital gains	8,033,765	—	—	—
Total undistributed earnings	$14,029,350	$68,685	$761,832	$10,253
Capital loss carryforwards:(1)
Expiring 2016	—	—	—	(2,078,605)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	—	—	(7,421,630)
Perpetual Short-term	—	—	(50,600,875)	(42,227,380)
Total capital loss carryforwards	$—	$—	$(50,600,875)	$(83,115,035)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral and Deferred Dividends from REIT Distributions)	$29,333	$(4,163,651)	$(1,705,994)	$(7,543,878)
Unrealized gains (losses) — net	162,263,429	(66,693,308)	246,593,552	68,855,023
Total accumulated gains (losses) — net	$176,322,112	$(70,788,274)	$195,048,515	$(21,793,637)

(1)	Expiration occurs on December 31 of the year indicated.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

8. TAX INFORMATIO (continued)

As of December 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax- Managed Equity	International Tax-Managed Equity
Tax cost	$1,453,836,127	$362,341,959	$830,266,214	$362,510,320
Gross unrealized gain	231,581,166	5,046,933	249,976,354	70,829,908
Gross unrealized loss	(69,317,737)	(71,861,070)	(3,382,802)	(1,972,506)
Net unrealized security gain (loss)	$162,263,429	$(66,814,137)	$246,593,552	$68,857,402
Net unrealized gain (loss) on other investments	—	120,829	—	(2,379)
Net unrealized gain (loss)	$162,263,429	$(66,693,308)	$246,593,552	$68,855,023

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, foreign currency and options contracts and differences related to the tax treatment of underlying fund investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and underlying fund investments.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
U.S. Equity Dividend and Premium	$215,220	$(215,220)
International Equity Dividend and Premium	1,219,068	(1,219,068)
U.S. Tax-Managed Equity	123,024	(123,024)
International Tax-Managed Equity	21,760	(21,760)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to even recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by a Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,648,342	$66,635,723	5,499,202	$63,519,324
Reinvestment of distributions	886,965	10,161,450	769,358	9,018,643
Shares redeemed	(4,099,843)	(48,396,195)	(6,414,860)	(74,157,282)
	2,435,464	28,400,978	(146,300)	(1,619,315)
Class C Shares
Shares sold	2,459,310	28,711,644	1,076,705	12,403,228
Reinvestment of distributions	290,568	3,313,646	235,900	2,763,465
Shares redeemed	(1,100,675)	(12,980,500)	(946,503)	(10,920,740)
	1,649,203	19,044,790	366,102	4,245,953
Institutional Shares
Shares sold	26,692,822	313,680,662	20,351,628	234,305,338
Reinvestment of distributions	5,726,581	65,517,369	5,010,602	58,597,156
Shares redeemed	(18,711,344)	(220,010,222)	(22,900,836)	(262,887,282)
	13,708,059	159,187,809	2,461,394	30,015,212
Class IR Shares
Shares sold	2,115,858	25,027,669	842,571	9,676,516
Reinvestment of distributions	255,381	2,922,243	199,153	2,330,699
Shares redeemed	(995,108)	(11,813,269)	(794,394)	(9,277,445)
	1,376,131	16,136,643	247,330	2,729,770
NET INCREASE (DECREASE)	19,168,857	$222,770,220	2,928,526	$35,371,620

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	460,543	$3,244,830	484,222	$3,862,860
Reinvestment of distributions	49,576	339,539	85,503	658,412
Shares redeemed	(535,757)	(3,867,932)	(380,346)	(3,043,097)
	(25,638)	(283,563)	189,379	1,478,175
Class C Shares
Shares sold	168,721	1,164,830	41,693	322,879
Reinvestment of distributions	14,737	97,255	19,873	148,182
Shares redeemed	(38,961)	(264,726)	(13,017)	(101,326)
	144,497	997,359	48,549	369,735
Institutional Shares
Shares sold	14,258,529	99,454,195	20,131,598	155,018,728
Reinvestment of distributions	1,940,053	13,090,371	3,555,501	26,953,098
Shares redeemed	(31,735,854)	(219,209,892)	(15,785,571)	(119,876,202)
	(15,537,272)	(106,665,326)	7,901,528	62,095,624
Class IR Shares
Shares sold	65,058	456,216	10,376	79,539
Reinvestment of distributions	4,096	27,347	9,001	68,858
Shares redeemed	(75,696)	(534,227)	(92,965)	(732,106)
	(6,542)	(50,664)	(73,588)	(583,709)
NET INCREASE (DECREASE)	(15,424,955)	$(106,002,194)	8,065,868	$63,359,825

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	928,541	$16,271,859	916,816	$15,196,413
Shares converted from Class B	—	—	995	17,028
Reinvestment of distributions	18,794	327,578	8,808	153,885
Shares redeemed	(533,922)	(9,231,821)	(239,434)	(3,912,885)
	413,413	7,367,616	687,185	11,454,441
Class B Shares(a)
Shares sold	—	—	3,947	60,731
Shares converted to Class A	—	—	(1,034)	(17,028)
Shares redeemed	—	—	(46,191)	(741,902)
	—	—	(43,278)	(698,199)
Class C Shares
Shares sold	506,895	8,465,057	295,905	4,712,103
Reinvestment of distributions	1,000	16,633	—	—
Shares redeemed	(106,063)	(1,763,817)	(69,448)	(1,074,073)
	401,832	6,717,873	226,457	3,638,030
Institutional Shares
Shares sold	20,043,930	358,131,887	15,287,233	254,137,597
Reinvestment of distributions	546,854	9,673,849	300,638	5,327,299
Shares redeemed	(7,555,225)	(130,444,037)	(5,538,471)	(92,542,624)
	13,035,559	237,361,699	10,049,400	166,922,272
Service Shares
Shares sold	70,382	1,230,818	3,662	57,000
Reinvestment of distributions	521	9,114	—	—
Shares redeemed	(2,915)	(48,692)	(26,892)	(414,268)
	67,988	1,191,240	(23,230)	(357,268)
Class IR Shares
Shares sold	322,157	5,750,700	187,863	3,067,209
Reinvestment of distributions	3,390	59,966	1,331	23,594
Shares redeemed	(173,705)	(3,111,967)	(7,100)	(122,464)
	151,842	2,698,699	182,094	2,968,339
NET INCREASE	14,070,634	$255,337,127	11,078,628	$183,927,615

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2015

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	200,716	$1,797,112	17,315	$158,929
Reinvestment of distributions	4,352	37,947	5,875	50,820
Shares redeemed	(66,808)	(598,755)	(137,419)	(1,266,577)
	138,260	1,236,304	(114,229)	(1,056,828)
Class C Shares
Shares sold	85,633	754,418	13,852	122,120
Reinvestment of distributions	848	7,200	355	3,009
Shares redeemed	(12,292)	(104,836)	(67)	(597)
	74,189	656,782	14,140	124,532
Institutional Shares
Shares sold	19,886,852	175,872,655	17,564,519	157,642,025
Reinvestment of distributions	726,091	6,266,165	1,041,888	8,918,554
Shares redeemed	(8,815,046)	(77,228,789)	(5,896,106)	(51,245,606)
	11,797,897	104,910,031	12,710,301	115,314,973
Class IR Shares
Shares sold	148,014	1,328,928	1,327	12,250
Reinvestment of distributions	2,311	20,104	639	5,515
Shares redeemed	(7,787)	(71,717)	(1,327)	(12,068)
	142,538	1,277,315	639	5,697
NET INCREASE	12,152,884	$108,080,432	12,610,851	$114,388,374

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend and Premium Fund, the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund (collectively the “Funds”), funds of Goldman Sachs Trust, at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, transfer agent of investment companies and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2016

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*	Beginning Account Value 07/01/15	Ending Account Value 12/31/15		Expenses Paid for the 6 Months Ended 12/31/15*
Class A
Actual	$1,000	$995.00		$5.88	$1,000	$931.50		$6.82	$1,000	$996.60		$5.84	$1,000	$961.50		$6.82
Hypothetical 5% return	1,000	1,019.31	+	5.96	1,000	1,018.15	+	7.12	1,000	1,019.36	+	5.90	1,000	1,018.25	+	7.02
Class C
Actual	1,000	990.60		9.63	1,000	927.60		10.45	1,000	992.50		9.59	1,000	958.80		10.52
Hypothetical 5% return	1,000	1,015.53	+	9.75	1,000	1,014.37	+	10.92	1,000	1,015.58	+	9.70	1,000	1,014.47	+	10.82
Institutional
Actual	1,000	997.00		3.88	1,000	934.30		4.83	1,000	998.20		3.83	1,000	964.20		4.85
Hypothetical 5% return	1,000	1,021.32	+	3.92	1,000	1,020.21	+	5.04	1,000	1,021.37	+	3.87	1,000	1,020.27	+	4.99
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	995.30		6.34	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.85	+	6.41	N/A	N/A		N/A
Class IR
Actual	1,000	996.30		4.63	1,000	932.40		5.55	1,000	997.50		4.58	1,000	962.70		5.54
Hypothetical 5% return	1,000	1,020.57	+	4.69	1,000	1,019.46	+	5.80	1,000	1,020.62	+	4.63	1,000	1,019.56	+	5.70

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.17%	1.92%	0.77%	N/A	0.92%
International Equity Dividend and Premium	1.40	2.15	0.99	N/A	1.14
U.S. Tax-Managed Equity	1.16	1.91	0.76	1.26%	0.91
International Tax-Managed Equity	1.38	2.13	0.98	N/A	1.12

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	139	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	114	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	139	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	114	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	114	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	114	None

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	139	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	114	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	114	Verizon Communications Inc.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	138	None
Alan A. Shuch Age: 66	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	114	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2015, the Trust consisted of 100 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of eight portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (three of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2015, 81.20% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2015 tax year, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2449 and $0.1194 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 75.59% and 82.01%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0218 and $0.0095 per share, respectively.

For the fiscal year ended December 31, 2015, 97.32%, 95.64%, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium, designate $50,372,712 and $1,130,858, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2015.

During the fiscal year ended December 31, 2015, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds designate $12,178,312 and $4,432,528 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.08 trillion in assets under supervision as of December 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[3]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[5]
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the U.S. Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 31553-TEMPL-02/2016 TAXADVAR-16/15K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,800,334	$3,563,029	Financial Statement audits.

Audit-Related Fees:

• PwC	$158,000	$0	Other attest services.

Tax Fees:

• PwC	$1,058,976	$672,155	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2015 and December 31, 2014 were $1,216,976 and $672,155 respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
Chief Executive Officer
Goldman Sachs Trust

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Chief Executive Officer
Goldman Sachs Trust

Date:	March 10, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 10, 2016